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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger Institutional Funds

ANNUAL REPORT
October 31, 2014

Table of Contents

THE ALGER INSTITUTIONAL FUNDS

Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	12
Portfolio Summary (Unaudited)	16
Schedules of Investments	17
Statements of Assets and Liabilities	42
Statements of Operations	46
Statements of Changes in Net Assets	48
Financial Highlights	52
Notes to Financial Statements	62
Report of Independent Registered Public Accounting Firm	85
Additional Information (Unaudited)	86

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Shareholders’ Letter	November 26, 2014

Dear Shareholders,

Earnings Growth Drives Equity Gains

Investors who downplay the powerful impact of corporate earnings on equities would be well served to analyze capital markets during the 12-month reporting period ended October 31. Indeed, concerns over equity valuations, global economic growth, geopolitical turmoil, and monetary policy drove considerable market volatility during the period. Yet strong corporate earnings and to a lesser extent U.S. economic growth later in the period supported investor sentiment, resulting in the S&P 500 index generating a 17.27% return and closing the period at a record high of 2018.05. Concerns about weakening global economic growth, meanwhile, resulted in the MSCI ACWI ex USA Index substantially trailing the S&P 500 with a return of 0.49%. In this shareholder letter, we highlight how strong corporate earnings in the U.S. supported investor sentiment during the reporting period even as a variety of unfavorable developments caused market volatility.

Growth Scare Creates Buying Opportunity

The reporting period started with the S&P 500 having a forward price-to-earnings capitalization-weighted ratio of 14.94 compared to a 20-year average of 16.17. At Alger, we maintained that the ratio was reasonable considering corporations’ potential to grow earnings as the U.S. economy was expanding. We also held to our belief that the valuations were reasonable from a historical perspective. Yet some investors and various pundits maintained that uneven economic growth would fail to support such valuations. Those fears escalated when severe winter weather appeared to dampen gains in job creation and other economic indicators. By mid-February 2014, skittish investors reached a tipping point and sparked a “growth scare” or the selloff of high-growth stocks that were trading at elevated valuations. To illustrate the magnitude of this reaction, we note that the NYSE Arca Biotechnology Index, which consists of high-growth biotech companies, and the NASDAQ Internet Index, which consists of high-growth Internet companies, both declined substantially. The Arca Biotechnology Index dropped 19.64% from February 25 to April 14 and the NASDAQ Internet Index declined 20.42% from March 6 to May 8. At the same time, investors flocked to defensive names such as Wal-Mart Stores, Inc. and “old” technology names such as Microsoft Corp. and International Business Machines Corp.

At that time, we urged investors to use the selloff as a buying opportunity, which we believe was a timely call.(1) From its April 14, 2014 low to the end of the reporting period, the Arca Biotechnology Index generated a 41.39% return compared to the 12.33% return of the S&P 500. Similarly, the NASDAQ Internet Index generated a 15.28% return from its May 8, 2014 low to the end of the reporting period, compared to the 8.49% return of the S&P 500. In making the call, we reasoned that investors

(1)  See Alger Institutional Funds Shareholder letter May 20, 2014, “Fear of Growth Stocks Creates Buying Opportunities.

would eventually return their focus to the potential for high-growth companies to rapidly increase their earnings.

Even with this bounce-back in stock prices we maintain that valuations are still reasonable among leading high-growth companies, especially when considering that many companies have strong potential for expanding their earnings. In the biotech industry, for example, many companies have potential to benefit from robust product development pipelines and increasing Food and Drug Administration (FDA) approvals. The increase in successful late-stage clinical trials and FDA approvals over the past three years, furthermore, points to an improvement in research and development productivity for the industry. The quality of products being developed has also improved as illustrated by the creation of new drugs that target rare diseases that have had limited treatment options. In addition, some new drugs are major advancements in treating life threatening diseases. As of the end of the reporting period, the large-cap biotech group was trading at a forward price-to-earnings ratio of 19.6 times 2016 earnings versus the 10-year average of 21.4. The average three-year per share revenue growth for the group is estimated to be 22% and the average three-year per share earnings growth is estimated to be 39%.

Global Economic Concerns

During the reporting period, investors also struggled with fears that weakening economic growth in China and disappointing results in Europe would curtail corporations’ revenues abroad and hinder U.S. exports. China’s GDP growth has been slowly moderating and we believe it will eventually reach a sustainable rate, yet many investors have been concerned about the country’s economy. Even with moderating economic growth, we believe the country’s expansion is still occurring at a substantial rate with GDP growing 7.7% in 2013 and the government having set a 7.5% target for this year. We note that the moderation is helping to curtail global inflation as the country’s demand for commodities softens.

Investors also took note of weak conditions in the eurozone. In September, the Organisation for Economic Co-operation and Development lowered its 2014 growth forecast for the region to 0.8% from a forecast of 1.2% that it made in May. An inflation rate of 0.3% in August, which was below the European Central Bank’s (ECB) target of 2%, also underscored economic weakness. In September, the ECB responded by cutting the rate that it charges banks for short-term loans to 0.05% from 0.15%. The 0.15% rate reflected a June rate cut. The ECB also increased the fee that it charges banks to store money to 0.2% from a 0.1% rate that it implemented in June. Shortly after announcing the September rate changes, ECB President Mario Draghi said the bank will implement unconventional monetary policy by purchasing securitized debt and covered bonds to help ease the flow of bank funding within the region. We believe eurozone countries need to implement structural reforms, including changes to labor policies, business regulations, and taxation to promote growth, yet we remain optimistic that conditions will improve. We note that growth this year has been a reversal of contractions experienced in prior years: in 2013 GDP declined 0.4% and in 2012 it dropped 0.6%. We are also optimistic that the eurozone will benefit from a weaker euro and from monetary policy.

Geopolitical Turmoil Rattles Investors

Russia’s annexation of the Crimea region of Ukraine also generated concerns. The Russian actions provoked strong criticism from the U.S. and the European Union. Russia quickly became subjected to targeted economic sanctions which sparked fears that the country’s economy may weaken further. The actions also sparked fears that Russia would retaliate by curtailing its exports of gas to Europe, which receives more than 30% of its gas from the country. Tensions escalated in July when a Malaysia Airlines jet was shot down in eastern Ukraine. At times, U.S equities retreated in response to Russia increasing its troops along the Ukraine border, and at other times equities rallied when the conflict appeared to be moderating. The conflict continues to simmer with ongoing tension between Ukrainians who want the country to become part of Russia and others who want the country to remain independent.

Also during the reporting period, terrorist organization ISIS, or the Islamic State, launched an insurgency in Iraq, which sparked fears that oil production in the country could be disrupted. With investors already fearful that Russia may curtail its oil and gas exports in response to sanctions, the ISIS actions escalated concerns over the world’s energy supply. The U.S. responded by forming an international coalition that has been launching airstrikes against ISIS. As the reporting period wound down, ISIS remained a considerable threat to political stability, but some observers maintained that its rate of expansion appeared to be slowing, a result of actions by Iraqi ground forces, damage to the organization’s financial base in Syria, unfavorable political demographics, resistance from local communities, and airstrikes.

U.S. Monetary Policy and Economic Growth

During the reporting period, the U.S. Federal Reserve stuck with its proposed October timeframe for ending asset purchases or quantitative easing. Investors, meanwhile, began to anticipate when the central bank will start to raise interest rates from record low levels as economic growth continued. Many observers have speculated that the change will occur next year. Favorable economic news, however, occasionally caused investors to sell equities in response to fears that that the Federal Reserve may raise rates sooner than anticipated. At times, those fears were alleviated by Federal Reserve officials emphasizing that the central bank remains committed to its accommodative policy for the foreseeable future. Throughout the reporting period, we remained unconcerned about the potential for rate increases. Market interest rates remain extremely low and the economy has considerable capacity for growth.

Corporate Earnings Support Equity Markets

Broadly speaking, expectations for continuing fiscal stimulus and economic expansion supported investor sentiment. More importantly, strong corporate earnings also drove equity performance. The last two months of the reporting period, for example, saw a considerable market decline reverse after corporate earnings helped support investor enthusiasm for equities. After reaching a peak on September 19, the S&P 500 declined 9.83% as investors grew weary of weakening global economic growth and geopolitical turmoil. The downward spiral quickly reversed in mid-October, however, as corporate America started releasing strong earnings reports and the S&P 500 went on to close the reporting period at a record high. Noteworthy market movers included Caterpillar Inc. and 3M Company, both of which reported stronger-than-expected third-quarter results and raised their guidance for the remainder of 2014. Comcast Corp. and General Motors Co. also supported investor sentiment with per-share earnings that beat expectations. They were not isolated examples—with 360 companies having reported, the S&P 500 was on pace to grow third-quarter earnings 7.5% year over year as of October 31, compared to a 4.5% growth rate that analysts had expected, according to FactSet. Earlier in the reporting period, investor sentiment was supported by second-quarter S&P 500 earnings growing 6% and revenues growing 4.5%. Corporations were also able to grow earnings and revenues 3% during the first quarter despite a decline in GDP for the time period.

Portfolio Management

Rather than quickly responding to market volatility and the frequently changing whims of investors, we continued to follow our disciplined and research-driven investment strategy that seeks companies with strong potential to grow earnings. We continued to seek leading companies with compelling products and services that have potential to benefit from large and quickly evolving trends, such as the growing use of Internet-connected devices, increasing advertising on the web, cloud computing, and medical breakthroughs. We maintain that such companies offer attractive potential for long-term performance because equity prices are typically driven by corporate earnings. We also held to our view that the U.S. economy is stronger than commonly believed.

Going Forward

We continue to believe that equities have potential for generating substantial gains in the foreseeable future as a growing economy provides fertile ground for businesses to grow their earnings. An expanding labor force is strengthening the U.S. consumer, which should help corporations grow revenues and earnings. At the same time, consumers are getting relief from pain at the gasoline pump with the average U.S. price of automobile fuel dropping from approximately $3.27 per gallon in November of 2013 to $3.00 as of the end of the reporting period. Low energy costs resulting from an ongoing U.S. renaissance in oil and gas production, meanwhile, are helping to provide a favorable business environment.

Strong corporate fundamentals should also support equity gains as corporations continue to return capital to shareholders in the form of dividends and stock buybacks. According to Markit, dividend payments from S&P 500 companies are expected to increase 10% this year and are likely to continue growing next year. Stock buybacks have also increased. For the 12-month period ended June 30, S&P 500 companies repurchased $532.9 billion in stocks, which was the highest level since the start of 2008, according to FactSet.

The health of corporations is also illustrated by strong balance sheets. As of the end of the second quarter, S&P 500 non-financial companies held $1.35 trillion in cash and marketable securities, according to FactSet. While falling short of the all-time record of $1.36 trillion set at the end of 2013, it still represents a high level and a

6.9% year-over-year increase, reports FactSet. In another indication of strong fundamentals, large capitalization companies excluding financials and utilities had a free-cash flow yield of 4.38% at the end of October while the average from November of 1952 through the end of the reporting period was only 3.67%, according to Empirical Research Partners. We also maintain that valuations are reasonable, with the S&P 500 having a forward capitalization-weighted P/E ratio of 15.08 at the end of the reporting period compared to a 20-year historical average of 16.28.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned 17.63% for the fiscal 12-month period ended October 31, 2014, compared to the 17.11% return of the Russell 1000 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Health Care and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Health Care sectors was the most important contributor to performance, while Energy and Industrials were among sectors that detracted from results.

Among the most important relative contributors were NXP Semiconductors NV; HCA Holdings, Inc.; CVS Caremark Corp.; Facebook, Inc., Cl. A; and Actavis PLC. Shares of social network operator Facebook performed strongly during the reporting period as the company was able to increase revenues from advertisers who are targeting users who access the firm’s website with mobile devices.

Conversely, detracting from overall results on a relative basis were Microsoft Corp.; Allergan, Inc.; Union Pacific Corp.; SoftBank Corp.; and Vistaprint NV. Shares of Vistaprint performed poorly after the company, which provides graphic design services and printing for individuals and businesses, announced weak first-quarter results in Europe and North America. The company attributed the weakness to an earlier decision to change its pricing strategy.

Alger Capital Appreciation Focus Fund

The Alger Capital Appreciation Focus Fund returned 17.90% for the fiscal 12-month period ended October 31, 2014, compared to the 17.11% return of its benchmark, the Russell 1000 Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Health Care sectors was the most important contributor to performance, while Industrials and Energy were among sectors that detracted from results.

Among the most important relative contributors were NXP Semiconductors NV; Actavis PLC.; CVS Caremark Corp.; HCA Holdings, Inc.; and Facebook, Inc., Cl. A.

Shares of Facebook performed strongly in response to reasons described in the Alger Capital Appreciation Institutional Fund discussion.

Conversely, detracting from overall results on a relative basis were Microsoft Corp.; Weatherford International Ltd.; Vistaprint NV; Allergan, Inc.; and Devon Energy Corp. Shares of Vistaprint performed poorly in response to reasons described in the Alger Capital Appreciation Institutional Fund discussion.

Alger Mid Cap Growth Institutional Fund

The Alger Mid Cap Growth Institutional Fund returned 14.15% for the fiscal 12-month period ended October 31, 2014, compared to the 14.59% return of Russell Midcap Growth Index.

During the reporting period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Materials sectors was the most important contributor to performance, while Energy and Consumer Discretionary were among sectors that detracted from results.

Among the most important relative contributors were NXP Semiconductors NV; Micron Technology, Inc.; MGM Resorts International; ARRIS Group, Inc.; and Trulia, Inc. An improving real estate market supported the performance of Trulia stock. The company offers a website frequented by real estate professionals and homebuyers and sellers. As the housing recovery continues in the U.S. and prices continue to rise, real estate activity nationwide continues at a rapid pace. The activity is driving increased traffic to Trulia’s website, which is allowing the company to boost its revenues from online advertisers.

Conversely, detracting from overall results on a relative basis were Nabors Industries Ltd.; Denbury Resources, Inc.; Parsley Energy, Inc.; Whiting Petroleum Corp.; and Lions Gate Entertainment Corp. A decline in oil prices hurt the performance of shares of Nabors Industries. The company performs land drilling and other services for developing energy resources. Lower energy prices can make fewer oil fields profitable to develop and decrease demand for oilfield services. During the reporting period, therefore, investors feared that a decline in oil and natural gas prices would hurt the company’s results.

During the reporting period, the Fund purchased options to hedge risk associated with sectors and individual positions. It also wrote options to generate incremental income. The net result of purchasing and writing options had a positive impact on performance.

Alger Small Cap Growth Institutional Fund

The Alger Small Cap Growth Institutional Fund returned 1.24% for the fiscal 12-month period ended October 31, 2014, compared to the 8.26% return of the Russell 2000 Growth Index.

During the period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Industrials. Relative outperformance in the Materials sector contributed to performance, while Health Care and Energy were among sectors that detracted from results.

Among the most important relative contributors were Intercept Pharmaceuticals, Inc.; Molina Healthcare, Inc.; ARRIS Group, Inc.; Synchronoss Technologies, Inc.; and DuPont Fabros Technology, Inc. Shares of Molina Healthcare performed strongly after the company announced strong results for the first quarter of 2014. Molina is a managed care organization focused on the Medicaid population and it is benefiting, in large part, from health care reform and the overall expansion of Medicaid managed care by states.

Conversely, detracting from overall results on a relative basis were InterMune, Inc.; Textura Corp.; The ExOne Co.; Northern Oil and Gas, Inc.; and AcelRx Pharmaceuticals, Inc. Cloud vendor Textura provides on-demand software-as-a-service to the construction industry. Among other functions, its software is used for creating estimates, field management, making payments, managing invoices, and LEED planning. During the second quarter of 2014, many investors sold off stocks of fast growing companies with high valuations, including Textura.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your business and continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, Inc.

The following positions represented the noted percentages of Alger assets under management as of October 31, 2014: Caterpillar Inc., 0.00%; 3M Company, 0.00%; Comcast Corp., 1.77%; General Motors Co., 0.01%; Wal-Mart Stores, Inc., 0.00%; Microsoft Corp., 2.04%; International Business Machines Corp., 0.01%; Markit, 0.00%; Empirical Research Partners, 0.00%; and FactSet, 0.00%.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus for the Funds. Fund returns represent the fiscal 12-month period return of Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedules of Investments for each fund that is included in this report for a complete list of fund holdings as of October 31, 2014. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the 12-month fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that participate in leveraging, such as the Capital Appreciation Institutional Fund, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, a fund’s net asset value can decrease more quickly than if the fund had not borrowed.

A small investment in derivatives could have a potentially large impact on a fund’s performance. When purchasing options, a fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by a fund is exercised, the fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by a fund is exercised, the fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in a fund’s portfolio securities may not correlate precisely with movements in the level of the index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, a fund may be forced to liquidate portfolio securities to meet settlement obligations. For a more detailed discussion of the risks associated with these funds, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Institutional Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  The S&P 500 index is an unmanaged index generally representative of the U.S. stock market without regard to company size.

•                  The MSCI ACWI ex USA is a market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the United States.

•                  The NYSE Arca Biotechnology Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services.

•                  The NASDAQ Internet Index is a modified market capitalization-weighted index designed to track the performance of the largest and most liquid U.S.-listed companies engaged in Internet-related businesses that are listed on the NASDAQ Stock Market, the New York Stock Exchange (NYSE) or NYSE Amex.

•                  The Organisation for Economic Co-operation and Development is a group of 30 developed countries that discuss and develop economic and social policy.

•                  The Thomson Reuters/University of Michigan Consumer Sentiment Index measures consumers’ outlook of the economy.

•                  Empirical Research Partners is a broker-dealer that provides research on a range of topics of interest to institutional investors.

•                  Markit is a global, diversified provider of financial information.

•                  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 98% of the U.S. Equity Market.

•                  The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell Midcap Growth Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes those Russell Midcap

Index companies with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

•                  FactSet provides computer-based financial data and analysis for financial professionals, including investment managers, hedge funds and investment bankers.

FUND PERFORMANCE AS OF 9/30/14 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Capital Appreciation Class I (Inception 11/8/93)	21.58%	15.84%	12.71%	12.15%
Alger Capital Appreciation Class R (Inception 1/27/03)*	20.99%	15.26%	12.15%	11.59%
Alger Capital Appreciation Focus Class A (Inception 12/31/12)	15.99%	n/a	n/a	21.63%
Alger Capital Appreciation Focus Class C (Inception 12/31/12)	20.55%	n/a	n/a	24.51%
Alger Capital Appreciation Focus Class I (Inception 11/8/93)	22.63%	14.28%	7.59%	8.40%
Alger Capital Appreciation Focus Class Z (Inception 12/31/12)	22.99%	n/a	n/a	25.96%
Alger Mid Cap Growth Class I (Inception 11/8/93)	16.39%	14.32%	8.06%	12.32%
Alger Mid Cap Growth Class R (Inception 1/27/03)*	15.80%	13.73%	7.52%	11.76%
Alger Small Cap Growth Class I (Inception 11/8/93)	(2.88)%	12.34%	9.21%	9.08%
Alger Small Cap Growth Class R (Inception 1/27/03)*	(3.34)%	11.79%	8.70%	8.55%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

*                               Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through October 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2014. Figures for the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Capital Appreciation Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	17.63%	17.07%	12.57%	12.17%
Class R (Inception 1/27/03)*	17.04%	16.49%	12.00%	11.61%
Russell 1000 Growth Index	17.11%	17.43%	9.05%	8.76%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                               Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION FOCUS FUND

Fund Highlights Through October 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Focus Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2014. Beginning December 31, 2012 Alger Capital Appreciation Focus Fund changed its investment strategy to invest a substantial portion of its assets in a small number of issuers.  The figures for the Alger Capital Appreciation Focus Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Capital Appreciation Focus Fund Class A, Class C and Class Z shares may vary from the results shown above due to differences in expenses the class bears.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	17.90%	14.85%	7.50%	8.40%
Russell 1000 Growth Index	17.11%	17.43%	9.05%	8.76%

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/2012
Class A (Inception 12/31/12)	11.56%	n/a	n/a	21.08%
Class C (Inception 12/31/12)	15.85%	n/a	n/a	23.75%
Class Z (Inception 12/31/12)	18.24%	n/a	n/a	25.17%
Russell 1000 Growth Index	17.11%	n/a	n/a	23.80%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2014. Figures for the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	14.15%	15.85%	7.76%	12.30%
Class R (Inception 1/27/03)*	13.58%	15.27%	7.22%	11.74%
Russell Midcap Growth Index	14.59%	18.73%	10.17%	9.62%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                               Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2014. The figures for the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	1.24%	14.86%	9.49%	9.30%
Class R (Inception 1/27/03)*	0.74%	14.30%	8.98%	8.77%
Russell 2000 Growth Index	8.26%	18.61%	9.42%	7.19%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                               Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

PORTFOLIO SUMMARY†

October 31, 2014 (Unaudited)

SECTORS	Alger Capital Appreciation Institutional Fund	Alger Capital Appreciation Focus Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
Consumer Discretionary	18.0%	13.4%	24.2%	14.9%
Consumer Staples	5.3	4.0	1.8	4.1
Energy	3.9	5.8	6.2	3.2
Financials	6.9	9.7	8.1	8.6
Health Care	19.1	16.4	15.8	23.4
Industrials	8.3	8.0	15.5	12.0
Information Technology	32.0	35.5	18.6	26.9
Materials	2.5	1.2	4.0	5.4
Telecommunication Services	0.3	0.0	2.7	0.0
Utilities	0.2	0.0	0.6	0.5
Short-Term Investments and Net Other Assets	3.5	6.0	2.5	1.0
	100.0%	100.0%	100.0%	100.0%

†                 Based on net assets for each Portfolio.

THE ALGER INSTITUTIONAL FUNDS  |

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments October 31, 2014

	SHARES	VALUE
COMMON STOCKS—94.2%
ADVERTISING—0.3%
Choicestream, Inc.*(a),(b)	124,658	$71,055
Lamar Advertising Co., Cl. A	193,429	9,990,608
		10,061,663
AEROSPACE & DEFENSE—3.7%
Honeywell International, Inc.	609,433	58,578,700
Lockheed Martin Corp.	79,000	15,055,030
Precision Castparts Corp.	118,599	26,174,799
The Boeing Co.	123,224	15,391,910
		115,200,439
AIRLINES—0.7%
United Continental Holdings, Inc.*	412,500	21,784,125

ALTERNATIVE CARRIERS—0.3%
Level 3 Communications, Inc.*	219,700	10,306,127

APPAREL ACCESSORIES & LUXURY GOODS—1.0%
Michael Kors Holdings Ltd.*	44,779	3,519,182
PVH Corp.	66,121	7,560,936
Ralph Lauren Corp.	118,120	19,470,901
		30,551,019
APPAREL RETAIL—0.5%
L Brands, Inc.	198,245	14,297,429

APPLICATION SOFTWARE—2.2%
Adobe Systems, Inc.*	106,800	7,488,816
Palantir Technologies, Inc., Cl. A*(c)	239,030	1,446,131
salesforce.com, inc.*	644,522	41,242,963
SAP SE#	272,353	18,555,410
		68,733,320
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
Affiliated Managers Group, Inc.*	47,100	9,410,109

AUTO PARTS & EQUIPMENT—1.2%
Delphi Automotive PLC.	386,637	26,670,220
WABCO Holdings, Inc.*	114,948	11,193,636
		37,863,856
AUTOMOBILE MANUFACTURERS—0.2%
Tesla Motors, Inc.*	28,600	6,912,620

BIOTECHNOLOGY—6.4%
Amgen, Inc.	162,798	26,402,580
Biogen Idec, Inc.*	103,544	33,245,907
Celgene Corp.*	236,400	25,316,076
Gilead Sciences, Inc.*	706,576	79,136,512
Intercept Pharmaceuticals, Inc.*	12,300	3,178,197
Pharmacyclics, Inc.*	145,722	19,041,494
Puma Biotechnology, Inc.*	12,942	3,243,265

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Vertex Pharmaceuticals, Inc.*	70,186	$7,905,751
		197,469,782
BREWERS—0.5%
Anheuser-Busch InBev NV#	48,200	5,349,236
Molson Coors Brewing Co., Cl. B	141,700	10,539,646
		15,888,882
BROADCASTING—0.3%
CBS Corp., Cl. B	169,804	9,206,773

BUILDING PRODUCTS—0.4%
Fortune Brands Home & Security, Inc.	172,000	7,439,000
Lennox International, Inc.	53,200	4,730,544
		12,169,544
CABLE & SATELLITE—3.0%
Comcast Corporation, Cl. A	1,251,816	69,288,016
DISH Network Corp., Cl. A*	105,867	6,738,434
Time Warner Cable, Inc.	120,870	17,793,273
		93,819,723
CASINOS & GAMING—0.5%
MGM Resorts International*	589,300	13,701,225

COMMUNICATIONS EQUIPMENT—0.3%
F5 Networks, Inc.*	71,308	8,769,458

COMPUTER STORAGE & PERIPHERALS—0.5%
SanDisk Corp.	176,900	16,653,366

CONSTRUCTION & ENGINEERING—0.1%
Quanta Services, Inc.*	96,018	3,272,293

CONSTRUCTION MATERIALS—0.4%
Eagle Materials, Inc.	20,200	1,766,086
Martin Marietta Materials, Inc.	90,410	10,570,737
		12,336,823
CONSUMER FINANCE—1.4%
American Express Co.	313,410	28,191,229
Discover Financial Services	232,161	14,807,229
		42,998,458
DATA PROCESSING & OUTSOURCED SERVICES—3.7%
Alliance Data Systems Corp.*	157,544	44,640,093
Fiserv, Inc.*	286,900	19,933,812
Visa, Inc., Cl. A	206,452	49,843,706
		114,417,611
DEPARTMENT STORES—0.3%
Nordstrom, Inc.	125,300	9,098,033

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED CHEMICALS—0.1%
The Dow Chemical Co.	89,400	$4,416,360

DRUG RETAIL—2.7%
CVS Caremark Corp.	743,518	63,801,280
Walgreen Co.	310,000	19,908,200
		83,709,480
FERTILIZERS & AGRICULTURAL CHEMICALS—0.4%
Monsanto Co.	94,200	10,836,768

FOOD RETAIL—0.6%
The Kroger Co.	301,800	16,813,278

FOOTWEAR—0.9%
NIKE, Inc., Cl. B	284,781	26,476,090

GENERAL MERCHANDISE STORES—0.7%
Dollar General Corp.*	358,515	22,468,135

HEALTH CARE EQUIPMENT—1.1%
Covidien PLC.	67,100	6,202,724
Insulet Corp.*	129,713	5,599,710
St. Jude Medical, Inc.	326,326	20,940,340
		32,742,774
HEALTH CARE FACILITIES—2.2%
HCA Holdings, Inc.*	975,470	68,331,674

HOME ENTERTAINMENT SOFTWARE—0.4%
Activision Blizzard, Inc.	661,900	13,204,905

HOME IMPROVEMENT RETAIL—3.3%
Lowe’s Companies, Inc.	518,600	29,663,920
The Home Depot, Inc.	733,835	71,563,589
		101,227,509
HOTELS RESORTS & CRUISE LINES—1.7%
Ctrip.com International Ltd.#*	152,200	8,873,260
Hilton Worldwide Holdings, Inc.*	633,521	15,990,070
Royal Caribbean Cruises Ltd.	410,900	27,928,873
		52,792,203
HOUSEHOLD PRODUCTS—0.3%
The Procter & Gamble Co.	117,125	10,221,499

HOUSEWARES & SPECIALTIES—0.2%
Jarden Corp.*	98,612	6,418,655

INDUSTRIAL CONGLOMERATES—0.8%
Danaher Corp.	303,250	24,381,300

INDUSTRIAL GASES—0.7%
Air Products & Chemicals, Inc.	150,700	20,293,262

INDUSTRIAL MACHINERY—0.3%
Ingersoll-Rand PLC.	152,990	9,580,234

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET RETAIL—1.9%
Amazon.com, Inc.*	45,321	$13,843,753
Expedia, Inc.	141,900	12,057,243
Qunar Cayman Islands Ltd.#*	451,900	12,156,110
The Priceline Group, Inc.*	7,935	9,571,276
TripAdvisor, Inc.*	117,600	10,426,416
		58,054,798
INTERNET SOFTWARE & SERVICES—10.4%
Alibaba Group Holding Ltd.#*	48,800	4,811,680
Cornerstone OnDemand, Inc.*	179,700	6,517,719
Demandware, Inc.*	69,957	4,193,922
Facebook, Inc., Cl. A*	1,596,610	119,729,784
Google, Inc., Cl. A*	39,935	22,677,889
Google, Inc., Cl. C*	165,135	92,323,676
GrubHub, Inc.*	163,000	5,926,680
LinkedIn Corp., Cl. A*	104,600	23,949,216
Yahoo! Inc.*	861,727	39,682,528
		319,813,094
INVESTMENT BANKING & BROKERAGE—0.6%
Morgan Stanley	521,761	18,235,547

IT CONSULTING & OTHER SERVICES—0.7%
Cognizant Technology Solutions Corp., Cl. A*	426,300	20,824,755

LIFE SCIENCES TOOLS & SERVICES—1.3%
Thermo Fisher Scientific, Inc.	339,175	39,876,805

MANAGED HEALTH CARE—1.7%
Aetna, Inc.	265,000	21,865,150
Cigna Corp.	237,200	23,618,004
UnitedHealth Group, Inc.	85,000	8,075,850
		53,559,004
MOVIES & ENTERTAINMENT—0.4%
The Walt Disney Co.	134,100	12,254,058

MULTI-LINE INSURANCE—1.4%
American International Group, Inc.	136,920	7,334,804
Hartford Financial Services Group, Inc.	927,900	36,726,282
		44,061,086
MULTI-UTILITIES—0.2%
Sempra Energy	58,500	6,435,000

OIL & GAS EQUIPMENT & SERVICES—1.3%
Halliburton Company	195,704	10,791,118
National Oilwell Varco, Inc.	117,315	8,521,762
Weatherford International PLC*	1,278,246	20,988,799
		40,301,679

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—2.0%
Anadarko Petroleum Corp.	295,411	$27,112,821
Devon Energy Corp.	512,000	30,720,000
Pioneer Natural Resources Co.	21,178	4,003,913
		61,836,734
OIL & GAS STORAGE & TRANSPORTATION—0.6%
Cheniere Energy, Inc.*	247,600	18,570,000

OTHER DIVERSIFIED FINANCIAL SERVICES—1.1%
Bank of America Corp.	1,602,500	27,498,900
Citigroup, Inc.	144,600	7,740,438
		35,239,338
PHARMACEUTICALS—6.0%
AbbVie, Inc.	769,017	48,801,819
Actavis PLC.*	354,104	85,955,205
Allergan, Inc.	145,900	27,729,754
Salix Pharmaceuticals Ltd.*	54,600	7,854,210
Shire PLC.	45,300	3,016,776
Teva Pharmaceutical Industries Ltd.#	135,500	7,651,685
Valeant Pharmaceuticals International, Inc.*	23,600	3,139,744
		184,149,193
RAILROADS—1.2%
Canadian National Railway, Co.	130,200	9,189,516
Union Pacific Corp.	249,900	29,100,855
		38,290,371
RESTAURANTS—0.8%
Starbucks Corp.	340,167	25,703,019

SECURITY & ALARM SERVICES—0.5%
Tyco International Ltd.	355,015	15,240,794

SEMICONDUCTOR EQUIPMENT—1.1%
Lam Research Corp.	186,161	14,494,495
SunEdison, Inc.*	1,010,100	19,707,051
		34,201,546
SEMICONDUCTORS—3.6%
Avago Technologies Ltd.	400,212	34,518,285
Micron Technology, Inc.*	1,377,068	45,567,180
NXP Semiconductors NV*	444,128	30,493,829
		110,579,294
SOFT DRINKS—1.0%
Monster Beverage Corp.*	28,800	2,905,344
PepsiCo, Inc.	286,484	27,551,166
		30,456,510
SPECIALIZED FINANCE—0.2%
McGraw Hill Financial, Inc.	57,300	5,184,504

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY CHEMICALS—0.9%
PPG Industries, Inc.	58,500	$11,915,865
Rockwood Holdings, Inc.	136,521	10,499,830
The Sherwin-Williams Co.	20,400	4,683,024
		27,098,719
SPECIALTY STORES—0.8%
Signet Jewelers Ltd.	194,200	23,305,942

SYSTEMS SOFTWARE—2.4%
Microsoft Corp.	1,579,159	74,141,515

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.7%
Apple, Inc.	1,867,799	201,722,292
Western Digital Corp.	59,696	5,872,296
		207,594,588
TOBACCO—0.2%
Lorillard, Inc.	93,500	5,750,250

TRADING COMPANIES & DISTRIBUTORS—0.6%
HD Supply Holdings, Inc.*	649,448	18,730,080
TOTAL COMMON STOCKS (Cost $2,456,901,844)		2,908,325,027

PREFERRED STOCKS—0.4%
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*,(b)(d)	1,074,935	612,713
Choicestream, Inc., Cl. B*,(b)(e)	2,500,538	1,425,307
		2,038,020
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*(f)	974,841	5,975,775
Palantir Technologies, Inc., Cl. D*(g)	127,007	781,093
		6,756,868
PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc.*(h)	111,655	4,801,165
TOTAL PREFERRED STOCKS (Cost $13,252,335)		13,596,053

MASTER LIMITED PARTNERSHIP—1.3%
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
The Blackstone Group LP.	888,428	26,759,452
The Carlyle Group LP.	435,303	12,084,011
		38,843,463
TOTAL MASTER LIMITED PARTNERSHIP (Cost $43,086,930)		38,843,463

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—0.6%
RESIDENTIAL—0.5%
AvalonBay Communities, Inc.	91,400	$14,243,776

SPECIALIZED—0.1%
Crown Castle International Corp.	47,800	3,734,136
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $17,653,445)		17,977,912

Total Investments (Cost $2,530,894,554)(i)	96.5%	2,978,742,455
Other Assets in Excess of Liabilities	3.5%	106,751,119
NET ASSETS	100.0%	$3,085,493,574

(a)	Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $71,055 and an original cost of $36,151 in those securities.
(b)	Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
*	Non-income producing security.
(c)	Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $1,446,131 and an original cost of $1,555,368 in those securities.
#	American Depositary Receipts.
(d)	Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $612,713 and an original cost of $859,605 in those securities.
(e)	Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $1,425,307 and an original cost of $1,500,323 in those securities.
(f)	Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $5,975,775 and an original cost of $6,437,297 in those securities.
(g)	Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $781,093 and an original cost of $838,605 in those securities.
(h)	Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $4,801,165 and an original cost of $3,616,505 in those securities.
(i)

At October 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,565,931,363, amounted to $412,811,092 which consisted of aggregate gross unrealized appreciation of $472,080,014 and aggregate gross unrealized depreciation of $59,268,922.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS  |  ALGER CAPITAL APPRECIATION FOCUS FUND

Schedule of Investments October 31, 2014

	SHARES	VALUE
COMMON STOCKS—89.8%
AEROSPACE & DEFENSE—4.6%
Honeywell International, Inc.	7,810	$750,697
Precision Castparts Corp.	1,130	249,391
		1,000,088
APPAREL ACCESSORIES & LUXURY GOODS—1.0%
Ralph Lauren Corp.	1,370	225,831

APPLICATION SOFTWARE—2.7%
salesforce.com, inc.*	6,430	411,456
SAP SE#	2,510	171,006
		582,462
AUTO PARTS & EQUIPMENT—1.6%
Delphi Automotive PLC.	5,020	346,280

BIOTECHNOLOGY—3.9%
Gilead Sciences, Inc.*	6,130	686,560
Pharmacyclics, Inc.*	1,350	176,405
		862,965
CABLE & SATELLITE—3.2%
Comcast Corporation, Cl. A	12,540	694,089

COMPUTER STORAGE & PERIPHERALS—0.8%
SanDisk Corp.	1,960	184,514

CONSUMER FINANCE—1.8%
American Express Co.	4,390	394,881

DATA PROCESSING & OUTSOURCED SERVICES—5.0%
Alliance Data Systems Corp.*	1,800	510,030
Visa, Inc., Cl. A	2,400	579,432
		1,089,462
DRUG RETAIL—2.9%
CVS Caremark Corp.	7,420	636,710

HEALTH CARE FACILITIES—2.5%
HCA Holdings, Inc.*	7,930	555,497

HOME ENTERTAINMENT SOFTWARE—1.0%
Activision Blizzard, Inc.	10,830	216,058

HOME IMPROVEMENT RETAIL—3.3%
The Home Depot, Inc.	7,320	713,846

HOTELS RESORTS & CRUISE LINES—1.4%
Royal Caribbean Cruises Ltd.	4,650	316,060

INTERNET RETAIL—1.8%
Amazon.com, Inc.*	610	186,331
TripAdvisor, Inc.*	2,400	212,784
		399,115
INTERNET SOFTWARE & SERVICES—11.5%
Facebook, Inc., Cl. A*	13,450	1,008,616
Google, Inc., Cl. A*	460	261,220
Google, Inc., Cl. C*	1,300	726,804

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
LinkedIn Corp., Cl. A*	930	$212,933
Yahoo! Inc.*	7,020	323,271
		2,532,844
INVESTMENT BANKING & BROKERAGE—1.3%
Morgan Stanley	8,400	293,580

LIFE SCIENCES TOOLS & SERVICES—1.9%
Thermo Fisher Scientific, Inc.	3,570	419,725

MANAGED HEALTH CARE—1.7%
UnitedHealth Group, Inc.	3,980	378,140

MULTI-LINE INSURANCE—2.0%
Hartford Financial Services Group, Inc.	11,070	438,151

OIL & GAS EQUIPMENT & SERVICES—1.3%
Halliburton Company	2,586	142,592
Weatherford International PLC*	8,000	131,360
		273,952
OIL & GAS EXPLORATION & PRODUCTION—2.3%
Anadarko Petroleum Corp.	2,680	245,970
Devon Energy Corp.	4,170	250,200
		496,170
OTHER DIVERSIFIED FINANCIAL SERVICES—2.6%
Bank of America Corp.	33,810	580,180

PHARMACEUTICALS—6.4%
AbbVie, Inc.	7,030	446,124
Actavis PLC.*	3,190	774,340
Allergan, Inc.	1,000	190,060
		1,410,524
RAILROADS—0.7%
Canadian National Railway, Co.	2,290	161,628

SECURITY & ALARM SERVICES—1.9%
Tyco International Ltd.	9,670	415,133

SEMICONDUCTORS—4.7%
Avago Technologies Ltd.	3,250	280,312
Micron Technology, Inc.*	13,920	460,613
NXP Semiconductors NV*	4,100	281,506
		1,022,431
SOFT DRINKS—1.1%
PepsiCo, Inc.	2,510	241,387

SPECIALTY CHEMICALS—1.2%
The Sherwin-Williams Co.	1,120	257,107

SPECIALTY STORES—1.1%
Signet Jewelers Ltd.	1,950	234,019

SYSTEMS SOFTWARE—3.1%
Microsoft Corp.	14,490	680,306

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.7%
Apple, Inc.	13,661	$1,475,388

TRADING COMPANIES & DISTRIBUTORS—0.8%
HD Supply Holdings, Inc.*	6,300	181,692
TOTAL COMMON STOCKS (Cost $17,520,539)		19,710,215

MASTER LIMITED PARTNERSHIP—3.5%
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
The Blackstone Group LP.	9,240	278,309

OIL & GAS STORAGE & TRANSPORTATION—2.2%
Cheniere Energy Partners LP.	15,370	485,999
TOTAL MASTER LIMITED PARTNERSHIP (Cost $789,681)		764,308

REAL ESTATE INVESTMENT TRUST—0.7%
SPECIALIZED—0.7%
Crown Castle International Corp.	2,000	156,240
(Cost $168,670)		156,240

Total Investments (Cost $18,478,890)(a)	94.0%	20,630,763
Other Assets in Excess of Liabilities	6.0%	1,320,867
NET ASSETS	100.0%	$21,951,630

*	Non-income producing security.
#	American Depositary Receipts.
(a)

At October 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $18,541,807, amounted to $2,088,956 which consisted of aggregate gross unrealized appreciation of $2,383,648 and aggregate gross unrealized depreciation of $294,692.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS  |  ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2014

	SHARES	VALUE
COMMON STOCKS—94.3%
ADVERTISING—0.6%
Choicestream, Inc.*(a),(b)	8,930	$5,090
Lamar Advertising Co., Cl. A	16,900	872,885
		877,975
AEROSPACE & DEFENSE—1.8%
B/E Aerospace, Inc.*	6,700	498,815
Hexcel Corp.*	32,800	1,373,992
TransDigm Group, Inc.	4,800	897,744
		2,770,551
AIRLINES—1.3%
Spirit Airlines, Inc.*	5,700	416,727
United Continental Holdings, Inc.*	31,600	1,668,796
		2,085,523
ALTERNATIVE CARRIERS—1.1%
Level 3 Communications, Inc.*	37,400	1,754,434

APPAREL ACCESSORIES & LUXURY GOODS—3.2%
Hanesbrands, Inc.	13,900	1,467,979
Kate Spade & Co.*	29,500	800,335
Michael Kors Holdings Ltd.*	8,100	636,579
Ralph Lauren Corp.	7,100	1,170,364
Under Armour, Inc., Cl. A*	14,000	918,120
		4,993,377
APPAREL RETAIL—0.9%
L Brands, Inc.	19,700	1,420,764

APPLICATION SOFTWARE—1.7%
Aspen Technology, Inc.*	23,300	860,469
Palantir Technologies, Inc., Cl. A*(c)	12,426	75,177
Synchronoss Technologies, Inc.*	11,800	609,706
Workday, Inc., Cl. A*	10,700	1,021,636
		2,566,988
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
WisdomTree Investments, Inc.*	65,600	967,600

AUTO PARTS & EQUIPMENT—2.3%
BorgWarner, Inc.	14,700	838,194
Delphi Automotive PLC.~	18,150	1,251,987
WABCO Holdings, Inc.*	15,200	1,480,176
		3,570,357
AUTOMOBILE MANUFACTURERS—0.7%
Tesla Motors, Inc.*	4,800	1,160,160

BIOTECHNOLOGY—4.4%
BioMarin Pharmaceutical, Inc.*	12,100	998,250
Celldex Therapeutics, Inc.*	29,300	490,775
Intercept Pharmaceuticals, Inc.*	1,800	465,102
Medivation, Inc.*	10,500	1,109,850

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Pharmacyclics, Inc.*	12,900	$1,685,643
Portola Pharmaceuticals, Inc.*	17,700	504,450
Vertex Pharmaceuticals, Inc.*	13,100	1,475,584
		6,729,654
BUILDING PRODUCTS—1.7%
Fortune Brands Home & Security, Inc.	19,900	860,675
Lennox International, Inc.	20,000	1,778,400
		2,639,075
CABLE & SATELLITE—0.6%
AMC Networks, Inc.*	14,800	897,620

CASINOS & GAMING—1.1%
MGM Resorts International*	73,400	1,706,550

COMMUNICATIONS EQUIPMENT—1.2%
ARRIS Group, Inc.*	39,300	1,179,786
CommScope Holding Co., Inc.*	31,700	682,818
		1,862,604
COMPUTER STORAGE & PERIPHERALS—0.6%
SanDisk Corp.	10,200	960,228

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Allison Transmission Holdings, Inc.	49,300	1,601,264

CONSTRUCTION MATERIALS—1.1%
Eagle Materials, Inc.	7,200	629,496
Martin Marietta Materials, Inc.	9,000	1,052,280
		1,681,776
CONSUMER FINANCE—0.6%
Discover Financial Services	13,400	854,652

DATA PROCESSING & OUTSOURCED SERVICES—3.3%
Alliance Data Systems Corp.*,~	8,100	2,295,135
Fiserv, Inc.*	28,900	2,007,972
WEX, Inc.*	7,200	817,632
		5,120,739
DIVERSIFIED FINANCIALS—0.7%
Banca Popolare di Milano Scarl*	1,354,800	1,017,003

DRUG RETAIL—0.6%
Rite Aid Corp.*	187,700	985,425

ELECTRICAL COMPONENTS & EQUIPMENT—1.5%
Acuity Brands, Inc.	9,800	1,366,414
Hubbell, Inc., Cl. B	8,900	1,009,349
		2,375,763
FOOD RETAIL—0.6%
Whole Foods Market, Inc.	21,800	857,394

GENERAL MERCHANDISE STORES—1.7%
Dollar General Corp.*	21,700	1,359,939

	SHARES	VALUE
COMMON STOCKS—(CONT.)
GENERAL MERCHANDISE STORES—(CONT.)
Dollar Tree, Inc.*	20,600	$1,247,742
		2,607,681
HEALTH CARE EQUIPMENT—1.9%
DBV Technologies SA*	14,900	733,836
Insulet Corp.*	32,600	1,407,342
Wright Medical Group, Inc.*	24,800	784,176
		2,925,354
HEALTH CARE FACILITIES—2.4%
Acadia Healthcare Co., Inc.*	9,400	583,270
Tenet Healthcare Corporation*	30,000	1,681,500
Universal Health Services, Inc., Cl. B	14,200	1,472,682
		3,737,452
HEALTH CARE SERVICES—2.1%
Air Methods Corp.*	36,300	1,714,449
Catamaran Corp.*	6,600	314,622
IPC The Hospitalist Co., Inc.*	29,513	1,229,512
		3,258,583
HEALTH CARE TECHNOLOGY—0.5%
athenahealth, Inc.*	5,700	698,250

HOME ENTERTAINMENT SOFTWARE—0.5%
Activision Blizzard, Inc.	36,400	726,180

HOME FURNISHING RETAIL—0.8%
Williams-Sonoma, Inc.	19,100	1,242,073

HOMEBUILDING—0.7%
Toll Brothers, Inc.*	35,200	1,124,640

HOTELS RESORTS & CRUISE LINES—3.0%
Royal Caribbean Cruises Ltd.~	46,200	3,140,214
Starwood Hotels & Resorts Worldwide, Inc.	19,500	1,494,870
		4,635,084
HOUSEWARES & SPECIALTIES—1.4%
Jarden Corp.*,~	32,100	2,089,389

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.7%
Robert Half International, Inc.	20,100	1,101,078

INDUSTRIAL MACHINERY—2.1%
Graco, Inc.	17,900	1,405,150
Ingersoll-Rand PLC.	16,500	1,033,230
Pentair PLC.	11,900	797,895
		3,236,275
INTERNET RETAIL—1.8%
Expedia, Inc.	12,400	1,053,628
Qunar Cayman Islands Ltd.#*	9,600	258,240
TripAdvisor, Inc.*	15,200	1,347,632

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET RETAIL—(CONT.)
Wayfair, Inc., Cl. A*	1,900	$47,690
		2,707,190
INTERNET SOFTWARE & SERVICES—4.1%
AOL, Inc.*	23,700	1,031,661
Cornerstone OnDemand, Inc.*	35,300	1,280,331
Demandware, Inc.*	15,400	923,230
GrubHub, Inc.*	21,200	770,832
LinkedIn Corp., Cl. A*	7,800	1,785,888
Shutterstock Inc*	6,300	489,888
		6,281,830
INVESTMENT BANKING & BROKERAGE—0.5%
TD Ameritrade Holding Corp.	24,000	809,760

IT CONSULTING & OTHER SERVICES—0.6%
Unisys Corp.*	36,900	946,116

LEISURE PRODUCTS—0.8%
Brunswick Corp.	26,900	1,258,920

LIFE & HEALTH INSURANCE—0.6%
Lincoln National Corp.	16,200	887,112

MANAGED HEALTH CARE—1.5%
Centene Corp.*	11,200	1,037,904
WellCare Health Plans, Inc.*	18,300	1,242,021
		2,279,925
MULTI-LINE INSURANCE—0.7%
Hartford Financial Services Group, Inc.	29,100	1,151,778

OFFICE SERVICES & SUPPLIES—0.9%
Herman Miller, Inc.	42,600	1,363,200

OIL & GAS DRILLING—0.8%
Nabors Industries Ltd.^	68,000	1,213,800

OIL & GAS EQUIPMENT & SERVICES—0.4%
Cameron International Corp.*	9,600	571,680

OIL & GAS EXPLORATION & PRODUCTION—5.0%
Cabot Oil & Gas Corp.^	54,000	1,679,400
Northern Oil and Gas, Inc.*	74,200	838,460
Parsley Energy, Inc., Cl. A*^	92,486	1,569,488
PDC Energy, Inc.*	23,200	1,014,304
Rosetta Resources, Inc.*^	24,700	939,341
Whiting Petroleum Corp.*^	27,000	1,653,480
		7,694,473
PACKAGED FOODS & MEATS—0.6%
Mead Johnson Nutrition Co., Cl. A	9,100	903,721

PAPER PACKAGING—0.6%
Graphic Packaging Holding Co.*	81,400	987,382

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PHARMACEUTICALS—1.9%
Jazz Pharmaceuticals PLC.*	6,300	$1,063,692
Mallinckrodt PLC.*	7,200	663,696
Salix Pharmaceuticals Ltd.*	8,300	1,193,955
		2,921,343
REAL ESTATE SERVICES—0.6%
Jones Lang LaSalle, Inc.	7,400	1,000,554

REGIONAL BANKS—0.7%
Signature Bank*	8,500	1,029,605

RENEWABLE ELECTRICITY—0.6%
TerraForm Power, Inc., Cl. A*	31,200	887,952

RESEARCH & CONSULTING SERVICES—2.8%
CoStar Group, Inc.*	10,400	1,675,336
IHS, Inc., Cl. A*	10,100	1,323,403
Verisk Analytics, Inc., Cl. A*	20,800	1,296,880
		4,295,619
RESTAURANTS—0.4%
Chipotle Mexican Grill, Inc.*	900	574,200

SEMICONDUCTOR EQUIPMENT—0.9%
Lam Research Corp.	18,000	1,401,480

SEMICONDUCTORS—4.2%
Avago Technologies Ltd.	27,100	2,337,375
Micron Technology, Inc.*	39,000	1,290,510
Microsemi Corp.*	54,800	1,428,636
NXP Semiconductors NV*	20,700	1,421,262
		6,477,783
SPECIALIZED FINANCE—1.1%
Moody’s Corp.	16,800	1,667,064

SPECIALTY CHEMICALS—2.3%
Ashland, Inc.	9,800	1,059,086
PolyOne Corp.	29,900	1,106,599
The Sherwin-Williams Co.~	6,300	1,446,228
		3,611,913
SPECIALTY STORES—4.0%
Signet Jewelers Ltd.	22,700	2,724,227
Tiffany & Co.~	10,198	980,232
Tractor Supply Co.~	18,200	1,332,604
Ulta Salon, Cosmetics & Fragrance, Inc.*	9,100	1,099,371
		6,136,434
SYSTEMS SOFTWARE—0.8%
ServiceNow, Inc.*	19,300	1,311,049

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.8%
Nimble Storage, Inc.*	17,700	484,272

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—(CONT.)
Western Digital Corp.	7,900	$777,123
		1,261,395
TRADING COMPANIES & DISTRIBUTORS—1.7%
HD Supply Holdings, Inc.*	55,000	1,586,200
United Rentals, Inc.*	9,100	1,001,546
		2,587,746
WIRELESS TELECOMMUNICATION SERVICES—1.6%
SBA Communications Corp., Cl. A*	21,800	2,448,794
TOTAL COMMON STOCKS (Cost $137,450,072)		145,509,333

PREFERRED STOCKS—1.2%
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*,(b)(d)	77,008	43,895
Choicestream, Inc., Cl. B*,(b)(e)	144,793	82,532
		126,427
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*(f)	50,675	310,638
Palantir Technologies, Inc., Cl. D*(g)	6,602	40,602
		351,240
PHARMACEUTICALS—0.9%
Intarcia Therapeutics, Inc.*(h)	7,588	326,284
Tolero Pharmaceuticals, Inc.*,(b)(i)	354,870	1,070,323
		1,396,607
TOTAL PREFERRED STOCKS (Cost $1,842,777)		1,874,274

MASTER LIMITED PARTNERSHIP—0.8%
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
The Carlyle Group LP.	44,800	1,243,648
(Cost $1,468,585)		1,243,648

REAL ESTATE INVESTMENT TRUST—1.2%
RETAIL—0.5%
Taubman Centers, Inc.	9,600	730,080

SPECIALIZED—0.7%
Extra Space Storage, Inc.	20,200	1,174,832
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,813,090)		1,904,912

	CONTRACTS
PURCHASED OPTIONS—0.0%
PUT OPTIONS—0.0%
SPDR S&P 500 ETF Trust/ November/ 186*,~	120	2,280
SPDR S&P 500 ETF Trust/ November/ 195*,~	60	4,500
SPDR S&P 500 ETF Trust/ November/ 197*,~	60	6,300

	CONTRACTS	VALUE
PURCHASED OPTIONS—(CONT.)
PUT OPTIONS—(CONT.)
SPDR S&P Oil & Gas Exploration & Production ETF/ November/ 60*	91	$21,476
TOTAL PUT OPTIONS (Cost $83,143)		34,556
TOTAL PURCHASED OPTIONS (Cost $83,143)		34,556

Total Investments (Cost $142,657,667)(j)	97.5%	150,566,723
Other Assets in Excess of Liabilities	2.5%	3,812,638
NET ASSETS	100.0%	$154,379,361

(a)	Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $5,090 and an original cost of $2,590 in those securities.
(b)	Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
*	Non-income producing security.
(c)	Restricted as to resale. As of the report date, the Fund held 0.1% of its net assets with a current value of $75,177 and an original cost of $80,856 in those securities.
~	All or a portion of this security has been pledged as collateral for written put options.
#	American Depositary Receipts.
^	All or a portion of this security has been pledged as collateral for written call options.
(d)	Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $43,895 and an original cost of $61,582 in those securities.
(e)	Restricted as to resale. As of the report date, the Fund held 0.1% of its net assets with a current value of $82,532 and an original cost of $86,876 in those securities.
(f)	Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $310,638 and an original cost of $334,629 in those securities.
(g)	Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $40,602 and an original cost of $43,592 in those securities.
(h)	Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $326,284 and an original cost of $245,775 in those securities.
(i)	Restricted as to resale. As of the report date, the Fund held 0.7% of its net assets with a current value of $1,070,323 and an original cost of $1,070,323 in those securities.
(j)

At October 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $143,565,576, amounted to $7,001,147 which consisted of aggregate gross unrealized appreciation of $15,534,976 and aggregate gross unrealized depreciation of $8,533,829.

Industry classifications are unaudited.

See Notes to Financial Statements.

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Cabot Oil & Gas Corp./ November/ 32.5	(130)	(13,000)	$(27,690)
Cabot Oil & Gas Corp./ November/ 35	(60)	(6,000)	(25,860)
Parsley Energy, Inc./ November/ 20	(9)	(900)	(2,610)
SPDR S&P 500 ETF Trust/ November/ 178	(60)	(6,000)	(540)
SPDR S&P 500 ETF Trust/ November/ 182	(30)	(3,000)	(360)
SPDR S&P 500 ETF Trust/ November/ 188	(60)	(6,000)	(1,560)
SPDR S&P 500 ETF Trust/ November/ 190	(30)	(3,000)	(1,050)
SPDR S&P Oil & Gas Exploration & Production ETF/ November/ 63	(45)	(4,500)	(15,795)
SPDR S&P Oil & Gas Exploration & Production ETF/ November/ 67	(91)	(9,100)	(74,347)
Whiting Petroleum Corp./ December/ 62.5	(30)	(3,000)	(13,800)
Whiting Petroleum Corp./ November/ 62.5	(30)	(3,000)	(12,300)
Whiting Petroleum Corp./ November/ 80	(45)	(4,500)	(83,250)
TOTAL PUT OPTIONS WRITTEN (Premiums Received $(210,252))			(259,162)
CALL OPTIONS WRITTEN
Cabot Oil & Gas Corp./ November/ 27.5	(212)	(21,200)	(61,480)
Cabot Oil & Gas Corp./ November/ 30	(40)	(4,000)	(6,000)
Cabot Oil & Gas Corp./ November/ 32.5	(90)	(9,000)	(4,050)
Nabors Industries Ltd./ December/ 25	(60)	(6,000)	(120)
Nabors Industries Ltd./ November/ 19	(120)	(12,000)	(3,840)
Nabors Industries Ltd./ November/ 24	(120)	(12,000)	(240)
Parsley Energy, Inc./ November/ 15	(121)	(12,100)	(23,595)
Parsley Energy, Inc./ November/ 17.5	(151)	(15,100)	(7,550)
Parsley Energy, Inc./ November/ 20	(90)	(9,000)	(450)
Parsley Energy, Inc./ November/ 22.5	(30)	(3,000)	—
Rosetta Resources, Inc./ November/ 45	(30)	(3,000)	(600)
Rosetta Resources, Inc./ November/ 50	(30)	(3,000)	—
Whiting Petroleum Corp./ November/ 57.5	(3)	(300)	(810)
Whiting Petroleum Corp./ November/ 60	(57)	(5,700)	(19,950)
Whiting Petroleum Corp./ November/ 62.5	(75)	(7,500)	(16,500)
Whiting Petroleum Corp./ November/ 75	(45)	(4,500)	(225)
Whiting Petroleum Corp./ November/ 80	(60)	(6,000)	—
TOTAL CALL OPTIONS WRITTEN (Premiums Received $(242,484))			(145,410)
TOTAL OPTIONS WRITTEN (Premiums Received $(452,736))			$(404,572)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS  |  ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2014

	SHARES	VALUE
COMMON STOCKS—95.3%
AEROSPACE & DEFENSE—1.6%
Esterline Technologies Corp.*	44,975	$5,267,022
Hexcel Corp.*	133,100	5,575,559
		10,842,581
AIRLINES—0.7%
Spirit Airlines, Inc.*	64,950	4,748,495

APPAREL ACCESSORIES & LUXURY GOODS—1.6%
G-III Apparel Group Ltd.*	82,800	6,570,180
Kate Spade & Co.*	161,500	4,381,495
		10,951,675
APPAREL RETAIL—0.9%
ANN, Inc.*	105,100	4,034,789
DSW, Inc., Cl. A	71,350	2,115,527
		6,150,316
APPLICATION SOFTWARE—4.7%
Aspen Technology, Inc.*	163,600	6,041,748
PTC, Inc.*	157,250	5,999,087
SS&C Technologies Holdings, Inc.*	84,900	4,102,368
Synchronoss Technologies, Inc.*	116,050	5,996,303
Tyler Technologies, Inc.*	68,550	7,672,116
Verint Systems Inc.*	43,350	2,492,192
		32,303,814
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
OM Asset Management PLC.*	259,400	3,883,218
WisdomTree Investments, Inc.*	365,802	5,395,579
		9,278,797
AUTO PARTS & EQUIPMENT—1.6%
American Axle & Manufacturing Holdings, Inc.*	341,350	6,598,295
Tenneco, Inc.*	85,850	4,495,106
		11,093,401
AUTOMOTIVE RETAIL—1.0%
Lithia Motors, Inc., Cl. A	85,200	6,613,224

BIOTECHNOLOGY—8.5%
ACADIA Pharmaceuticals, Inc.*	129,550	3,588,535
Arrowhead Research Corp.*	129,300	843,036
Bluebird Bio, Inc.*	69,950	2,937,200
Celldex Therapeutics, Inc.*	148,850	2,493,237
Cepheid, Inc.*	163,950	8,690,989
Foundation Medicine, Inc.*	109,050	2,822,214
Intercept Pharmaceuticals, Inc.*	10,250	2,648,498
Ironwood Pharmaceuticals, Inc.*	474,200	6,648,284
Isis Pharmaceuticals, Inc.*	81,750	3,765,405
Neuralstem, Inc.*	463,750	1,275,313
Neurocrine Biosciences, Inc.*	140,400	2,600,208

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
NPS Pharmaceuticals, Inc.*	47,950	$1,313,830
Orexigen Therapeutics, Inc.*	498,550	2,024,113
Portola Pharmaceuticals, Inc.*	129,850	3,700,725
Puma Biotechnology, Inc.*	26,800	6,716,080
Synageva BioPharma Corp.*	40,400	3,059,896
Tekmira Pharmaceuticals Corp.*	66,550	1,110,054
TESARO, Inc.*	77,450	2,154,659
		58,392,276
BREWERS—0.7%
The Boston Beer Co., Inc., Cl. A*	18,350	4,569,150

BUILDING PRODUCTS—2.0%
AO Smith Corp.	134,950	7,199,583
NCI Building Systems, Inc.*	336,200	6,680,294
		13,879,877
COMMODITY CHEMICALS—0.8%
Calgon Carbon Corp.*	258,800	5,442,564

COMMUNICATIONS EQUIPMENT—1.8%
ARRIS Group, Inc.*	229,249	6,882,055
CalAmp Corp.*	270,700	5,219,096
		12,101,151
CONSTRUCTION & ENGINEERING—1.0%
MasTec, Inc.*	232,500	6,658,800

CONSTRUCTION MATERIALS—0.6%
Eagle Materials, Inc.	50,850	4,445,816

CONSUMER FINANCE—1.0%
PRA Group, Inc.*	110,550	6,992,288

DATA PROCESSING & OUTSOURCED SERVICES—2.7%
Blackhawk Network Holdings, Inc.*	97,350	3,364,416
Euronet Worldwide, Inc.*	36,500	1,958,955
MAXIMUS, Inc.	100,150	4,853,269
WEX, Inc.*	71,935	8,168,939
		18,345,579
DISTRIBUTORS—0.7%
Pool Corp.	81,350	4,856,595

DIVERSIFIED METALS & MINING—0.4%
US Silica Holdings, Inc.	68,950	3,095,855

EDUCATION SERVICES—1.2%
Grand Canyon Education, Inc.*	174,450	8,356,155

ELECTRONIC COMPONENTS—0.9%
Belden, Inc.	90,050	6,410,660

ELECTRONIC EQUIPMENT MANUFACTURERS—1.5%
Cognex Corp.*	85,200	3,370,512

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRONIC EQUIPMENT MANUFACTURERS—(CONT.)
FEI Co.	85,550	$7,210,154
		10,580,666
ENVIRONMENTAL & FACILITIES SERVICES—0.5%
US Ecology, Inc.	72,600	3,650,328

FOOD DISTRIBUTORS—0.8%
United Natural Foods, Inc.*	76,814	5,224,888

FOOD RETAIL—0.7%
Smart & Final Stores, Inc.*	304,300	4,488,425

FOOTWEAR—0.7%
Skechers U.S.A. Inc., Cl. A*	92,550	5,067,113

GENERAL MERCHANDISE STORES—1.0%
Burlington Stores, Inc.*	161,200	6,760,728

HEALTH CARE EQUIPMENT—2.8%
DBV Technologies SA#*	122,950	3,105,717
Insulet Corp.*	210,300	9,078,651
Wright Medical Group, Inc.*	231,971	7,334,923
		19,519,291
HEALTH CARE FACILITIES—2.3%
Acadia Healthcare Co., Inc.*	136,750	8,485,337
Healthsouth Corp.	181,700	7,327,961
		15,813,298
HEALTH CARE SERVICES—2.3%
Air Methods Corp.*	109,900	5,190,577
IPC The Hospitalist Co., Inc.*	119,900	4,995,034
Team Health Holdings, Inc.*	86,750	5,425,345
		15,610,956
HEALTH CARE SUPPLIES—1.5%
Align Technology, Inc.*	128,050	6,737,991
Endologix, Inc.*	220,250	2,510,850
OraSure Technologies, Inc.*	154,300	1,380,985
		10,629,826
HEALTH CARE TECHNOLOGY—1.1%
athenahealth, Inc.*	29,300	3,589,250
HMS Holdings Corp.*	172,150	3,999,044
		7,588,294
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.7%
On Assignment, Inc.*	169,300	4,926,630

INDUSTRIAL MACHINERY—3.2%
Actuant Corp., Cl. A	143,560	4,549,416
Middleby Corp.*	48,650	4,305,525
Rexnord Corp.*	219,300	6,480,315
The ExOne Co.*	96,248	2,364,813

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDUSTRIAL MACHINERY—(CONT.)
Watts Water Technologies, Inc.	72,450	$4,392,644
		22,092,713
INTERNET SOFTWARE & SERVICES—4.5%
Cornerstone OnDemand, Inc.*	114,180	4,141,309
DealerTrack Holdings, Inc.*	151,050	7,106,902
Demandware, Inc.*	74,115	4,443,194
GrubHub, Inc.*	121,683	4,424,394
Shutterstock Inc*	37,650	2,927,664
SPS Commerce, Inc.*	85,600	4,990,480
WebMD Health Corp.*	76,050	3,245,814
		31,279,757
INVESTMENT BANKING & BROKERAGE—0.6%
Evercore Partners, Inc., Cl. A	84,950	4,397,862

IT CONSULTING & OTHER SERVICES—1.5%
InterXion Holding NV*	221,400	6,053,076
Unisys Corp.*	166,250	4,262,650
		10,315,726
LEISURE FACILITIES—0.8%
Six Flags Entertainment Corp.	128,500	5,178,550

LEISURE PRODUCTS—1.0%
Brunswick Corp.	153,950	7,204,860

LIFE & HEALTH INSURANCE—0.8%
American Equity Investment Life Holding Co.	204,250	5,271,692

LIFE SCIENCES TOOLS & SERVICES—1.1%
ICON PLC.#*	138,300	7,275,963

MANAGED HEALTH CARE—2.1%
HealthEquity, Inc.*	132,550	2,704,020
Molina Healthcare, Inc.*	173,200	8,424,448
WellCare Health Plans, Inc.*	53,900	3,658,193
		14,786,661
MOVIES & ENTERTAINMENT—0.7%
Rentrak Corp.*	66,555	5,116,083

OFFICE SERVICES & SUPPLIES—0.9%
Herman Miller, Inc.	198,000	6,336,000

OIL & GAS EXPLORATION & PRODUCTION—3.2%
Kodiak Oil & Gas Corp.*	433,050	4,672,609
Parsley Energy, Inc., Cl. A*	356,200	6,044,714
PDC Energy, Inc.*	126,550	5,532,766
Rosetta Resources, Inc.*	156,360	5,946,371
		22,196,460
PACKAGED FOODS & MEATS—1.9%
B&G Foods, Inc.	162,100	4,775,466

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PACKAGED FOODS & MEATS—(CONT.)
Hain Celestial Group, Inc.*	75,067	$8,126,003
		12,901,469
PAPER PACKAGING—1.0%
Graphic Packaging Holding Co.*	581,150	7,049,350

PHARMACEUTICALS—1.3%
Horizon Pharma PLC.*	189,800	2,456,012
Pacira Pharmaceuticals, Inc.*	70,950	6,585,579
		9,041,591
REGIONAL BANKS—1.6%
Bank of the Ozarks, Inc.	58,500	2,061,540
Investors Bancorp, Inc.	447,050	4,805,787
ViewPoint Financial Group, Inc.	162,100	4,420,467
		11,287,794
RENEWABLE ELECTRICITY—0.5%
TerraForm Power, Inc., Cl. A*	112,350	3,197,481

RESTAURANTS—2.7%
Fiesta Restaurant Group, Inc.*	129,550	7,144,683
Papa John’s International, Inc.	125,900	5,887,084
Popeyes Louisiana Kitchen, Inc.*	124,400	5,765,940
		18,797,707
SEMICONDUCTORS—5.0%
Cavium Networks, Inc.*	73,350	3,763,588
Fairchild Semiconductor International, Inc.*	236,800	3,634,880
Intersil Corp.	273,850	3,639,466
Microsemi Corp.*	250,650	6,534,446
Monolithic Power Systems, Inc.	64,550	2,852,465
Power Integrations, Inc.	103,650	5,219,814
RF Micro Devices, Inc.*	677,850	8,818,829
		34,463,488
SPECIALIZED CONSUMER SERVICES—0.5%
Sotheby’s	91,250	3,618,975

SPECIALTY CHEMICALS—2.6%
Chemtura Corp.*	241,600	5,626,864
Cytec Industries, Inc.	113,300	5,283,179
PolyOne Corp.	187,950	6,956,030
		17,866,073
SPECIALTY STORES—0.5%
Five Below, Inc.*	78,090	3,113,448

SYSTEMS SOFTWARE—2.0%
Barracuda Networks, Inc.*	66,150	2,126,722
FleetMatics Group PLC.*	156,650	5,817,981
Proofpoint, Inc.*	136,150	5,996,046
		13,940,749

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.3%
Electronics For Imaging, Inc.*	144,950	$6,627,114
Nimble Storage, Inc.*	96,400	2,637,504
Super Micro Computer, Inc.*	211,200	6,749,952
		16,014,570
TRADING COMPANIES & DISTRIBUTORS—0.8%
H&E Equipment Services, Inc.	154,250	5,767,408

TRUCKING—0.6%
Swift Transportation Co.*	174,450	4,308,915
TOTAL COMMON STOCKS (Cost $536,139,676)		658,210,857

PREFERRED STOCKS—0.4%
PHARMACEUTICALS—0.4%
Intarcia Therapeutics, Inc.*(a)	41,238	1,773,234
Tolero Pharmaceuticals, Inc.*(b),(c)	448,284	1,352,069
		3,125,303
TOTAL PREFERRED STOCKS (Cost $2,687,768)		3,125,303

RIGHTS—%
BIOTECHNOLOGY—%
Neuralstem, Inc. *	250,375	—
(Cost $0)		—

REAL ESTATE INVESTMENT TRUST—3.3%
HEALTH CARE—0.6%
Sabra Health Care REIT, Inc.	153,000	4,371,210

HOTELS & RESORTS—0.6%
Pebblebrook Hotel Trust	99,197	4,225,792

OFFICE—1.1%
Dupont Fabros Technology, Inc.	248,200	7,686,754

SPECIALIZED—1.0%
Sovran Self Storage, Inc.	76,200	6,483,858
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $19,875,733)		22,767,614

Total Investments (Cost $558,703,177)(d)	99.0%	684,103,774
Other Assets in Excess of Liabilities	1.0%	6,650,212
NET ASSETS	100.0%	$690,753,986

*	Non-income producing security.
#	American Depositary Receipts.
(a)	Restricted as to resale. As of the report date, the Fund held 0.3% of its net assets with a current value of $1,773,234 and an original cost of $1,335,699 in those securities.
(b)	Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $1,352,069 and an original cost of $1,352,069 in those securities.
(c)	Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(d)

At October 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $562,818,075, amounted to $121,285,699 which consisted of aggregate gross unrealized appreciation of $139,841,888 and aggregate gross unrealized depreciation of $18,536,189.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statement of Assets and Liabilities October 31, 2014

	Alger Capital Appreciation Institutional Fund	Alger Capital Appreciation Focus Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$2,976,633,380	$20,630,763
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	2,109,075	—
Cash and cash equivalents	92,518,059	1,486,348
Receivable for investment securities sold	89,363,403	853,045
Receivable for shares of beneficial interest sold	11,723,211	258,787
Dividends and interest receivable	1,477,455	18,246
Receivable from Investment Manager	—	37,810
Prepaid expenses	204,105	52,602
Total Assets	3,174,028,688	23,337,601

LIABILITIES:
Payable for investment securities purchased	78,523,057	1,322,303
Payable for shares of beneficial interest redeemed	6,375,393	9
Accrued investment advisory fees	1,879,019	12,168
Accrued transfer agent fees	658,881	6,223
Accrued distribution fees	215,244	3,078
Accrued administrative fees	67,999	471
Accrued shareholder servicing fees	618,169	2,555
Accrued shareholder administrative fees	24,727	211
Accrued other expenses	172,625	38,953
Total Liabilities	88,535,114	1,385,971
NET ASSETS	$3,085,493,574	$21,951,630

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	2,286,715,234	22,751,037
Undistributed net investment income (accumulated loss)	575,998	(46,575)
Undistributed net realized gain (accumulated realized loss)	350,355,067	(2,904,704)
Net unrealized appreciation on investments	447,847,275	2,151,872
NET ASSETS	$3,085,493,574	$21,951,630

* Identified cost	$2,528,498,475	$18,478,890
** Identified cost	$2,396,079	$—

See Notes to Financial Statements.

	Alger Capital Appreciation Institutional Fund	Alger Capital Appreciation Focus Fund
NET ASSETS BY CLASS:
Class A	$—	$5,157,408
Class C	$—	$2,635,155
Class I	$2,555,737,266	$12,897,289
Class R	$529,756,308	$—
Class Z	$—	$1,261,778

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	234,359
Class C	—	121,399
Class I	87,118,569	584,501
Class R	19,368,328	—
Class Z	—	56,917

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$—	$22.01
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$—	$23.23
Class C — Net Asset Value Per Share	$—	$21.71
Class I — Net Asset Value Per Share	$29.34	$22.07
Class R — Net Asset Value Per Share	$27.35	$—
Class Z — Net Asset Value Per Share	$—	$22.17

See Notes to Financial Statements.

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$149,364,883	$682,751,705
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	1,201,840	1,352,069
Cash and cash equivalents	801,248	8,978,862
Receivable for investment securities sold	9,946,713	5,531,247
Receivable for shares of beneficial interest sold	130,155	789,940
Dividends and interest receivable	31,837	46,780
Prepaid expenses	21,811	73,468
Total Assets	161,498,487	699,524,071

LIABILITIES:
Payable for investment securities purchased	5,337,819	5,025,644
Payable for shares of beneficial interest redeemed	1,085,523	2,642,697
Written options outstanding §	404,572	—
Accrued investment advisory fees	95,835	454,888
Accrued transfer agent fees	63,536	344,685
Accrued distribution fees	8,954	12,412
Accrued administrative fees	3,468	15,444
Accrued shareholder servicing fees	31,525	140,398
Accrued shareholder administrative fees	1,261	5,616
Accrued other expenses	86,633	128,301
Total Liabilities	7,119,126	8,770,085
NET ASSETS	$154,379,361	$690,753,986

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	433,751,955	454,406,380
Undistributed net investment income (accumulated loss)	(912,131)	(6,318,821)
Undistributed net realized gain (accumulated realized loss)	(286,417,773)	117,265,830
Net unrealized appreciation on investments	7,957,310	125,400,597
NET ASSETS	$154,379,361	$690,753,986

* Identified cost	$141,436,296	$557,351,108
** Identified cost	$1,221,371	$1,352,069
§ Written options premiums received	$452,736	$—

See Notes to Financial Statements.

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
NET ASSETS BY CLASS:
Class I	$132,426,183	$659,691,877
Class R	$21,953,178	$31,062,109

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I	5,969,205	23,441,822
Class R	1,058,380	1,191,031

NET ASSET VALUE PER SHARE:
Class I — Net Asset Value Per Share	$22.18	$28.14
Class R — Net Asset Value Per Share	$20.74	$26.08

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statement of Operations  For the year ended October 31, 2014

	Alger Capital Appreciation Institutional Fund	Alger Capital Appreciation Focus Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$29,062,116	$210,662
Interest	53,716	223
Total Income	29,115,832	210,885

EXPENSES:
Advisory fees — Note 3(a)	20,684,428	134,872
Distribution fees — Note 3(c)
Class A	—	12,033
Class C	—	21,581
Class R	2,436,705	869
Shareholder servicing fees — Note 3(j)	6,724,780	29,290
Shareholder administrative fees — Note 3(f)	268,991	2,352
Administration fees — Note 3(b)	739,726	5,224
Custodian fees	184,188	42,804
Interest expenses	—	134
Transfer agent fees and expenses — Note 3(f)	1,540,919	23,274
Printing fees	119,112	9,221
Professional fees	113,785	29,415
Registration fees	91,101	91,028
Trustee fees — Note 3(g)	28,983	24,185
Fund accounting fees	353,728	6,720
Prepaid insurance expense	71,781	37,784
Miscellaneous	82,320	4,224
Total Expenses	33,440,547	475,010
Less, expense reimbursements/waivers — Note 3(a)	—	(227,456)
Net Expenses	33,440,547	247,554
NET INVESTMENT LOSS	(4,324,715)	(36,669)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	369,629,106	3,227,086
Net realized gain on redemption-in-kind	9,337,851	—
Net realized gain on foreign currency transactions	15,992	79
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	56,693,910	(90,443)
Net realized and unrealized gain on investments, options, and foreign currency	435,676,859	3,136,722
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$431,352,144	$3,100,053

* Foreign withholding taxes	$86,852	$102

See Notes to Financial Statements.

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$1,635,996	$4,644,624
Interest	3,090	4,342
Total Income	1,639,086	4,648,966

EXPENSES:
Advisory fees — Note 3(a)	1,262,790	6,960,121
Distribution fees — Note 3(c)
Class R	113,493	179,591
Shareholder servicing fees — Note 3(j)	415,391	2,148,185
Shareholder administrative fees — Note 3(f)	16,616	85,928
Administration fees — Note 3(b)	45,693	236,301
Custodian fees	163,835	89,000
Interest expenses	4,424	2,657
Transfer agent fees and expenses — Note 3(f)	127,223	680,801
Printing fees	6,555	63,862
Professional fees	43,635	60,759
Registration fees	4,512	105,408
Trustee fees — Note 3(g)	24,389	25,736
Fund accounting fees	25,165	111,108
Miscellaneous	23,219	84,631
Total Expenses	2,276,940	10,834,088
NET INVESTMENT LOSS	(637,854)	(6,185,122)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	31,779,200	121,181,367
Net realized gain on foreign currency transactions	303	—
Net realized gain on options written	5,050,424	—
Net change in unrealized (depreciation) on investments, options and foreign currency	(13,717,004)	(105,676,663)
Net change in unrealized appreciation on written options	55,602	—
Net realized and unrealized gain on investments, options, and foreign currency	23,168,525	15,504,704
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,530,671	$9,319,582

* Foreign withholding taxes	$731	$3,837

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets

	Alger Capital Appreciation Institutional Fund
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Net investment income (loss)	$(4,324,715)	$11,634,869
Net realized gain on investments, options and foreign currency	378,982,949	310,241,661
Net change in unrealized appreciation on investments, options and foreign currency	56,693,910	212,512,645
Net increase in net assets resulting from operations	431,352,144	534,389,175

Dividends and distributions to shareholders from:
Net investment income:
Class I	(596,123)	(10,993,807)
Class R	—	(3,172,074)
Net realized gains:
Class I	(238,827,929)	(54,567,375)
Class R	(56,924,364)	(13,535,144)
Total dividends and distributions to shareholders	(296,348,416)	(82,268,400)

Increase (decrease) from shares of beneficial interest transactions:
Class I	481,567,857	117,348,627
Class R	68,067,671	13,672,964
Net increase from shares of beneficial interest transactions — Note 6(a)	549,635,528	131,021,591
Total increase	684,639,256	583,142,366

Net Assets:
Beginning of period	2,400,854,318	1,817,711,952
END OF PERIOD	$3,085,493,574	$2,400,854,318
Undistributed net investment income	$575,998	$1,214,116

See Notes to Financial Statements.

	Alger Capital Appreciation Focus Fund
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Net investment income (loss)	$(36,669)	$44,584
Net realized gain on investments, options and foreign currency	3,227,165	2,743,817
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(90,443)	987,405
Net increase in net assets resulting from operations	3,100,053	3,775,806

Increase (decrease) from shares of beneficial interest transactions:
Class A	915,255	3,099,905
Class C	385,874	1,608,092
Class I	2,291,590	(8,676,045)
Class R	(2,761,004)	(2,174,733)
Class Z	1,078,955	100,000
Net increase (decrease) from shares of beneficial interest transactions — Note 6(a)	1,910,670	(6,042,781)

Redemption Fees:
Class A	48	36
Class C	—	156
Total Redemption Fees — Note 6(b)	48	192
Total increase (decrease)	5,010,771	(2,266,783)

Net Assets:
Beginning of period	16,940,859	19,207,642
END OF PERIOD	$21,951,630	$16,940,859
Undistributed net investment income (accumulated loss)	$(46,575)	$(43,080)

See Notes to Financial Statements.

	Alger Mid Cap Growth Institutional Fund
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Net investment loss	$(637,854)	$(486,928)
Net realized gain on investments, options and foreign currency	36,829,927	28,265,189
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(13,661,402)	27,196,640
Net increase in net assets resulting from operations	22,530,671	54,974,901

Dividends and distributions to shareholders from:
Net investment income:
Class I	—	(435,722)
Class R	—	(121,588)
Total dividends and distributions to shareholders	—	(557,310)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(44,620,979)	(72,122,712)
Class R	(4,520,341)	(10,052,605)
Net decrease from shares of beneficial interest transactions — Note 6(a)	(49,141,320)	(82,175,317)
Total decrease	(26,610,649)	(27,757,726)

Net Assets:
Beginning of period	180,990,010	208,747,736
END OF PERIOD	$154,379,361	$180,990,010
Undistributed net investment income (accumulated loss)	$(912,131)	$(662,996)

See Notes to Financial Statements.

	Alger Small Cap Growth Institutional Fund
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Net investment loss	$(6,185,122)	$(3,906,176)
Net realized gain on investments, options and foreign currency	121,181,367	172,601,987
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(105,676,663)	114,674,518
Net increase in net assets resulting from operations	9,319,582	283,370,329

Dividends and distributions to shareholders from:
Net realized gains:
Class I	(156,034,057)	(101,340,447)
Class R	(7,135,001)	(5,308,914)
Total dividends and distributions to shareholders	(163,169,058)	(106,649,361)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(129,906,734)	(162,450,881)
Class R	(3,065,410)	(13,438,631)
Net decrease from shares of beneficial interest transactions — Note 6(a)	(132,972,144)	(175,889,512)
Total increase (decrease)	(286,821,620)	831,456

Net Assets:
Beginning of period	977,575,606	976,744,150
END OF PERIOD	$690,753,986	$977,575,606
Undistributed net investment income (accumulated loss)	$(6,318,821)	$7,347

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund

	Class I
	Year ended 10/31/2014		Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$28.21		$22.85	$20.88	$19.28	$16.41
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (i)	(0.02)		0.16	0.09	(0.01)	—
Net realized and unrealized gain on investments	4.57		6.21	2.64	1.61	2.90
Total from investment operations	4.55		6.37	2.73	1.60	2.90
Dividends from net investment income	(0.01)		(0.17)	—	—	(0.03)
Distributions from net realized gains	(3.41)		(0.84)	(0.76)	—	—
Net asset value, end of period	$29.34		$28.21	$22.85	$20.88	$19.28
Total return	17.63%		29.02%	13.70%	8.30%	17.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,555,737		$1,958,405	$1,470,078	$1,041,609	$809,468
Ratio of gross expenses to average net assets	1.16%		1.19%	1.19%	1.17%	1.17%
Ratio of expense reimbursements to average net assets	—		—	—	—	—
Ratio of net expenses to average net assets	1.16%		1.19%	1.19%	1.17%	1.17%
Ratio of net investment income (loss) to average net assets	(0.07)%		0.65%	0.41%	(0.04)%	(0.02)%
Portfolio turnover rate	136.20	%(ii)	124.43%	137.16%	153.30%	209.52%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Amount excludes redemption in kind transaction of $71,436,408. Please see note 6 to the financial statements.

	Class R
	Year ended 10/31/2014		Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$26.63		$21.76	$20.01	$18.57	$15.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (i)	(0.14)		0.04	(0.02)	(0.11)	(0.10)
Net realized and unrealized gain on investments	4.27		5.87	2.53	1.55	2.81
Total from investment operations	4.13		5.91	2.51	1.44	2.71
Dividends from net investment income	—		(0.20)	—	—	—
Distributions from net realized gains	(3.41)		(0.84)	(0.76)	—	—
Net asset value, end of period	$27.35		$26.63	$21.76	$20.01	$18.57
Total return	17.04%		28.35%	13.20%	7.80%	17.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$529,757		$442,449	$347,634	$227,260	$171,344
Ratio of gross expenses to average net assets	1.64%		1.69%	1.69%	1.68%	1.67%
Ratio of expense reimbursements to average net assets	—		—	—	—	—
Ratio of net expenses to average net assets	1.64%		1.69%	1.69%	1.68%	1.67%
Ratio of net investment income (loss) to average net assets	(0.55)%		0.17%	(0.09)%	(0.56)%	(0.55)%
Portfolio turnover rate	136.20	%(ii)	124.43%	137.16%	153.30%	209.52%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Amount excludes redemption in kind transaction of $71,436,408. Please see note 6 to the financial statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Focus Fund

	Class A
	Year ended 10/31/2014	From 12/31/2012 (commencement of operations) to 10/31/2013(i)
Net asset value, beginning of period	$18.69	$14.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.01)
Net realized and unrealized gain on investments	3.36	4.00
Total from investment operations	3.32	3.99
Net asset value, end of period	$22.01	$18.69
Total return(iii)	17.76%	27.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,158	$3,496
Ratio of gross expenses to average net assets	2.38%	2.49%
Ratio of expense reimbursements to average net assets	(1.08)%	(1.19)%
Ratio of net expenses to average net assets	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	(0.19)%	(0.09)%
Portfolio turnover rate	153.69%	166.61%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2014	From 12/31/2012 (commencement of operations) to 10/31/2013(i)
Net asset value, beginning of period	$18.58	$14.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.19)	(0.11)
Net realized and unrealized gain on investments	3.32	3.99
Total from investment operations	3.13	3.88
Net asset value, end of period	$21.71	$18.58
Total return(iii)	16.85%	26.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,635	$1,913
Ratio of gross expenses to average net assets	3.14%	3.27%
Ratio of expense reimbursements to average net assets	(1.09)%	(1.22)%
Ratio of net expenses to average net assets	2.05%	2.05%
Ratio of net investment income (loss) to average net assets	(0.94)%	(0.83)%
Portfolio turnover rate	153.69%	166.61%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class I
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$18.72	$14.53	$13.75	$13.03	$11.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.01)	0.15	(0.03)	(0.04)	0.07
Net realized and unrealized gain on investments	3.36	4.04	0.81	0.86	1.83
Total from investment operations	3.35	4.19	0.78	0.82	1.90
Dividends from net investment income	—	—	—	(0.10)	(0.04)
Net asset value, end of period	$22.07	$18.72	$14.53	$13.75	$13.03
Total return(ii)	17.90%	28.84%	5.70%	6.30%	17.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,897	$8,684	$15,101	$16,294	$22,961
Ratio of gross expenses to average net assets	2.36%	2.32%	1.83%	1.69%	1.36%
Ratio of expense reimbursements to average net assets	(1.21)%	(0.94)%	—	—	—
Ratio of net expenses to average net assets	1.15%	1.38%	1.83%	1.69%	1.36%
Ratio of net investment income (loss) to average net assets	(0.04)%	0.95%	(0.22)%	(0.27)%	0.56%
Portfolio turnover rate	153.69%	166.61%	153.72%	57.74%	58.73%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class Z
	Year ended 10/31/2014	From 12/31/2012 (commencement of operations) to 10/31/2013(i)
Net asset value, beginning of period	$18.75	$14.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.05	0.04
Net realized and unrealized gain on investments	3.37	4.01
Total from investment operations	3.42	4.05
Net asset value, end of period	$22.17	$18.75
Total return(iii)	18.24%	27.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,262	$128
Ratio of gross expenses to average net assets	4.78%	10.11%
Ratio of expense reimbursements to average net assets	(3.89)%	(9.22)%
Ratio of net expenses to average net assets	0.89%	0.89%
Ratio of net investment income (loss) to average net assets	0.23%	0.32%
Portfolio turnover rate	153.69%	166.61%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional Fund

	Class I
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$19.43	$14.59	$13.50	$13.11	$10.68
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.07)	(0.03)	—	(0.10)	0.01
Net realized and unrealized gain on investments	2.82	4.91	1.09	0.52	2.42
Total from investment operations	2.75	4.88	1.09	0.42	2.43
Dividends from net investment income	—	(0.04)	—	(0.03)	—
Net asset value, end of period	$22.18	$19.43	$14.59	$13.50	$13.11
Total return	14.15%	33.41%	8.10%	3.30%	22.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$132,426	$157,391	$182,087	$317,893	$737,099
Ratio of gross expenses to average net assets	1.30%	1.29%	1.23%	1.18%	1.12%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.30%	1.29%	1.23%	1.18%	1.12%
Ratio of net investment income (loss) to average net assets	(0.32)%	(0.19)%	0.02%	(0.69)%	0.07%
Portfolio turnover rate	192.15%	153.89%	232.99%	233.50%	193.69%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

	Class R
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$18.26	$13.81	$12.85	$12.51	$10.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.16)	(0.11)	(0.07)	(0.17)	(0.05)
Net realized and unrealized gain on investments	2.64	4.63	1.03	0.51	2.32
Total from investment operations	2.48	4.52	0.96	0.34	2.27
Dividends from net investment income	—	(0.07)	—	—	—
Net asset value, end of period	$20.74	$18.26	$13.81	$12.85	$12.51
Total return	13.58%	32.83%	7.50%	2.70%	22.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$21,953	$23,599	$26,661	$34,795	$50,016
Ratio of gross expenses to average net assets	1.80%	1.79%	1.76%	1.74%	1.65%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.80%	1.79%	1.76%	1.74%	1.65%
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.69)%	(0.50)%	(1.24)%	(0.46)%
Portfolio turnover rate	192.15%	153.89%	232.99%	233.50%	193.69%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Institutional Fund

	Class I
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$33.48	$28.16	$26.99	$25.28	$19.90
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.20)	(0.11)	(0.15)	(0.26)	(0.22)
Net realized and unrealized gain on investments	0.60	8.66	2.45	1.97	5.60
Total from investment operations	0.40	8.55	2.30	1.71	5.38
Distributions from net realized gains	(5.74)	(3.23)	(1.13)	—	—
Net asset value, end of period	$28.14	$33.48	$28.16	$26.99	$25.28
Total return	1.24%	33.71%	8.93%	6.80%	27.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$659,692	$936,554	$929,237	$1,119,966	$1,104,866
Ratio of gross expenses to average net assets	1.24%	1.25%	1.23%	1.18%	1.23%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.24%	1.25%	1.23%	1.18%	1.23%
Ratio of net investment income (loss) to average net assets	(0.70)%	(0.38)%	(0.54)%	(0.94)%	(0.94)%
Portfolio turnover rate	84.10%	77.38%	72.43%	70.57%	61.40%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

	Class R
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$31.58	$26.85	$25.91	$24.39	$19.30
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.32)	(0.23)	(0.28)	(0.40)	(0.31)
Net realized and unrealized gain on investments	0.56	8.19	2.35	1.92	5.40
Total from investment operations	0.24	7.96	2.07	1.52	5.09
Distributions from net realized gains	(5.74)	(3.23)	(1.13)	—	—
Net asset value, end of period	$26.08	$31.58	$26.85	$25.91	$24.39
Total return	0.74%	33.05%	8.40%	6.20%	26.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$31,062	$41,022	$47,507	$62,211	$68,071
Ratio of gross expenses to average net assets	1.72%	1.73%	1.73%	1.71%	1.69%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.72%	1.73%	1.73%	1.71%	1.69%
Ratio of net investment income (loss) to average net assets	(1.18)%	(0.83)%	(1.05)%	(1.47)%	(1.40)%
Portfolio turnover rate	84.10%	77.38%	72.43%	70.57%	61.40%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”), is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in the Financial Accounting Standards Board Accounting Standards Codification 946-Financial Services — Investment Companies.  The Trust operates as a series company and currently issues an unlimited number of shares of beneficial interest in four funds — Alger Capital Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.  The Alger Capital Appreciation Focus Fund Class R Shares were converted to Class I shares on November 25, 2013.

Each Fund offers one or more of the following share classes: Class A, C, I, R and Z. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I, R and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the cost of its transfer agency and sub-transfer agency services, and each of Classes A, C and R bears the cost of its plan of distribution.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).

Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value.  The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements, from industry studies, market data, and market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Trust’s Board of Trustees (“Board”) and comprised of representatives of the Trust’s investment advisor.  The Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.  Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31, 2014.

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S., as well as New York State and New York City.  The statute of limitations on the Funds’ tax returns remains open for the tax years 2011-2014.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.  All such adjustments are of normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Advisory Fees:  Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Manager”), are payable monthly and computed based on the following rates.  The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2014, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Capital Appreciation Institutional Fund(a)	0.810%	0.650%	0.600%	0.770%
Alger Capital Appreciation Focus Fund(b)	0.710	0.600	—	0.710

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Mid Cap Growth Institutional Fund(b)	0.760	0.700	—	0.760
Alger Small Cap Growth Institutional Fund(b)	0.810	0.750	—	0.810

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and $4 billion and Tier 3 rate is paid on assets in excess of $4 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

Alger Management has established expense caps for the Alger Capital Appreciation Focus Fund Class A, Class C, Class I and Class Z shares, effective through February 28, 2015, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, dividend expenses and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	CLASS				FEES WAIVED / REIMBURSED FOR THE YEAR ENDED
	A	C	I	Z	OCTOBER 31, 2014
Alger Capital Appreciation Focus Fund	1.30%	2.05%	1.15%	0.89%	$227,456

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees:

Class A Shares: The Trust has adopted a Distribution Plan pursuant to which Class A shares of Alger Capital Appreciation Focus Fund pay Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and servicing the Class A shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of Alger Capital Appreciation Focus Fund pay Alger Inc. a fee at the annual rate of 1% of the average daily net assets of the Class C shares of the Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and servicing the Class C shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund pay Alger Inc. a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and servicing the Class R shares. The fees paid may be more or less than the expenses incurred by the Distributor.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(d) Sales Charges: Purchases and sales of shares of the Alger Capital Appreciation Focus Fund may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2014, there were no initial sales charges or contingent deferred sales charges imposed.

(e) Brokerage Commissions: During the year ended October 31, 2014, the Alger Capital Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger Inc. commissions of $1,244,542, $7,974, $100,314 and $549,695, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees:  The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of the daily net assets of the Class I, Class R and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the year ended October 31, 2014, Alger Management charged back to the Alger Capital Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, $943,486, $6,959, $93,877 and $494,389, respectively, for these services, which are included in the transfer agent fees and expenses in the Statements of Operations.

(g) Trustee Fees: From November 1, 2013 through March 5, 2014, each Fund paid each trustee who is not affiliated with Alger Management or its affiliates $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $22,500 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee received $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

Effective March 6, 2014, each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $950 for each meeting attended, to a maximum of $3,800 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board receives an additional annual fee of $24,300 which is paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee receives $81 from the Fund for each audit committee meeting attended, to a maximum of $324 per annum.

(h) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.  There were no interfund loans outstanding for the year ended October 31, 2014.

During the year ended October 31, 2014, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Institutional Fund incurred interest expense of $1,841 and $2,543, respectively in connection with interfund loans.

(i) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At October 31, 2014, Alger Management and its affiliates owned the following shares:

	SHARE CLASS
	A	C	I	R	Z
Alger Capital Appreciation Focus Fund	35,327	6,803	—	—	6,803

(j) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides Class I shares and Class R shares of the Trust with ongoing servicing of shareholder accounts. As compensation for such services, the Class I shares and Class R shares of each Fund pay Alger Inc. a monthly fee at an annual rate of 0.25% of the value of the average daily net assets of those classes.  The fees paid may be more or less than the expenses incurred by the Distributor.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Funds, other than U.S. Government, short-term securities, purchased options and short sales, for the year ended October 31, 2014:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$3,869,878,062	$3,596,986,501
Alger Capital Appreciation Focus Fund	29,250,179	28,377,078
Alger Mid Cap Growth Institutional Fund	317,649,837	357,972,941
Alger Small Cap Growth Institutional Fund	711,340,061	987,659,675

Written call and put options activity for the year ended October 31, 2014, was as follows:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Institutional Fund
Call Options outstanding at October 31, 2013	962	$226,400
Call Options written	12,081	3,249,576
Call Options closed	(6,332)	(1,908,473)
Call Options expired	(2,286)	(328,531)
Call Options exercised	(3,091)	(996,488)
Call Options outstanding at October 31, 2014	1,334	$242,484

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Institutional Fund
Put Options outstanding at October 31, 2013	2,043	$476,800
Put Options written	35,859	7,401,281
Put Options closed	(23,330)	(4,956,901)
Put Options expired	(7,056)	(953,976)
Put Options exercised	(6,896)	(1,756,952)
Put Options outstanding at October 31, 2014	620	$210,252

As of October 31, 2014, Alger Mid Cap Growth Institutional Fund had portfolio securities valued at $12,696,399, segregated as collateral for written options.

NOTE 5 — Borrowings:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(h).  For the year ended October 31, 2014, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Focus Fund	$5,254	2.18%
Alger Mid Cap Growth Institutional Fund	201,561	1.28
Alger Small Cap Growth Institutional Fund	238,565	1.11

The highest amount borrowed during the year ended October 31, 2014 for each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Focus Fund	$379,721
Alger Mid Cap Growth Institutional Fund	8,088,000
Alger Small Cap Growth Institutional Fund	16,084,000

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Share Capital:

(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into two separate classes, except that the shares of Alger Capital Appreciation Focus Fund are divided into five separate classes.  The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	30,411,968	$844,102,786	21,503,033	$527,135,572
Dividends reinvested	8,865,721	231,040,701	2,816,247	63,309,222
Shares redeemed	(21,579,341)	(593,575,630)	(19,231,001)	(473,096,167)
Net increase	17,698,348	$481,567,857	5,088,279	$117,348,627
Class R:
Shares sold	4,691,349	$121,232,838	4,781,638	$110,376,397
Dividends reinvested	2,185,790	53,333,271	723,239	15,412,221
Shares redeemed	(4,123,182)	(106,498,438)	(4,868,905)	(112,115,654)
Net increase	2,753,957	$68,067,671	635,972	$13,672,964
Alger Capital Appreciation Focus Fund
Class A:
Shares sold	129,078	$2,642,832	199,296	$3,306,697
Shares redeemed	(81,754)	(1,727,529)	(12,261)	(206,756)
Net increase	47,324	$915,303	187,035	$3,099,941
Class C:
Shares sold	33,451	$669,390	107,823	$1,688,349
Shares redeemed	(15,025)	(283,516)	(4,851)	(80,101)
Net increase	18,426	$385,874	102,972	$1,608,248
Class I:
Shares sold	285,493	$5,688,164	192,409	$3,158,003
Shares redeemed	(165,006)	(3,396,574)	(767,418)	(11,834,048)
Net increase (decrease)	120,487	$2,291,590	(575,009)	$(8,676,045)
Class R:
Shares sold	—	$—	64,547	$983,773
Shares redeemed	(154,099)	(2,761,004)	(205,150)	(3,158,506)
Net decrease	(154,099)	$(2,761,004)	(140,603)	$(2,174,733)
Class Z:
Shares sold	52,938	$1,141,459	6,803	$100,000
Shares redeemed	(2,824)	(62,504)	—	—
Net increase	50,114	$1,078,955	6,803	$100,000

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	795,975	$16,728,049	1,854,152	$31,626,662
Dividends reinvested	—	—	23,607	360,006
Shares redeemed	(2,927,005)	(61,349,028)	(6,258,073)	(104,109,380)
Net decrease	(2,131,030)	$(44,620,979)	(4,380,314)	$(72,122,712)
Class R:
Shares sold	284,243	$5,613,397	316,600	$4,998,890
Dividends reinvested	—	—	5,780	83,178
Shares redeemed	(518,496)	(10,133,738)	(960,803)	(15,134,673)
Net decrease	(234,253)	$(4,520,341)	(638,423)	$(10,052,605)
Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	5,445,065	$157,182,309	6,783,858	$199,141,335
Dividends reinvested	5,276,199	148,050,151	3,718,319	96,639,117
Shares redeemed	(15,248,951)	(435,139,194)	(15,532,917)	(458,231,333)
Net decrease	(4,527,687)	$(129,906,734)	(5,030,740)	$(162,450,881)
Class R:
Shares sold	239,833	$6,379,542	292,760	$8,142,955
Dividends reinvested	249,059	6,502,925	195,542	4,812,278
Shares redeemed	(597,008)	(15,947,877)	(958,711)	(26,393,864)
Net decrease	(108,116)	$(3,065,410)	(470,409)	$(13,438,631)

(b) Redemption Fee: The Alger Capital Appreciation Focus Fund Class A and Class C may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Fund are included as paid-in capital on the Statement of Assets and Liabilities.

During the year ended October 31, 2014, shares redeemed for the Class I shares of Alger Capital Appreciation Institutional Fund include redemption-in-kind transactions of 2,746,498 valued at $71,436,408. The Fund had realized gains on these transactions of $9,337,851.

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2014 and the year ended October 31, 2013 were as follows:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2014	FOR THE YEAR ENDED OCTOBER 31, 2013
Alger Capital Appreciation Institutional Fund
Distributions paid from:
Ordinary Income	$138,389,213	$40,475,461
Long-term capital gain	157,959,204	41,792,939
Total distributions paid	$296,348,417	$82,268,400

Alger Capital Appreciation Focus Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

Alger Mid Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	—	557,310
Long-term capital gain	—	—
Total distributions paid	—	$557,310

Alger Small Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	22,885,012	—
Long-term capital gain	140,284,046	106,649,362
Total distributions paid	$163,169,058	$106,649,362

As of October 31, 2014 the components of accumulated gains (losses) on a tax basis were as follows:

Alger Capital Appreciation Institutional Fund
Undistributed ordinary income	$63,722,024
Undistributed long-term gains	$322,245,850
Net accumulated earnings	385,967,874
Capital loss carryforwards	—
Net unrealized appreciation	412,810,466
Total accumulated earnings	$798,778,340

Alger Capital Appreciation Focus Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(2,828,765)
Late year ordinary income losses	(59,597)
Net unrealized appreciation	2,088,956
Total accumulated losses	$(799,406)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Institutional Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(285,798,058)
Late year ordinary income losses	(623,937)
Net unrealized appreciation	7,049,401
Total accumulated losses	$(279,372,594)

Alger Small Cap Growth Institutional Fund
Undistributed ordinary income	—
Undistributed long-term gains	121,203,967
Net accumulated earnings	121,203,967
Capital loss carryforwards	—
Late year ordinary income losses	(6,142,060)
Net unrealized appreciation	121,285,700
Total accumulated earnings	$236,347,607

At October 31, 2014, the Funds, for federal income tax purposes, had capital loss carryforwards as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Capital Appreciation Institutional Fund	Alger Capital Appreciation Focus Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
2017	—	$2,828,765	$285,798,058	—
Total	—	2,828,765	285,798,058	—

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration.  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

During the year ended October 31, 2014 the Alger Capital Appreciation Focus Fund, and Alger Mid Cap Growth Institutional Fund utilized $3,328,106, and $37,291,592 of their capital loss carryforwards, respectively.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Funds, resulted in the following reclassifications among each Fund’s components of net assets at October 31, 2013:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Capital Appreciation Institutional Fund
Accumulated undistributed net investment income (accumulated loss)	$4,282,719
Accumulated net realized gain (accumulated realized loss)	$(14,070,316)
Paid-in Capital	$9,787,597

Alger Capital Appreciation Focus Fund
Accumulated undistributed net investment income (accumulated loss)	$33,174
Accumulated net realized gain (accumulated realized loss)	$28,270
Paid-in Capital	$(61,444)

Alger Mid Cap Growth Institutional Fund
Accumulated undistributed net investment income (accumulated loss)	$388,719
Accumulated net realized gain (accumulated realized loss)	$432,711
Paid-in Capital	$(821,430)

Alger Small Cap Growth Institutional Fund
Accumulated undistributed net investment income (accumulated loss)	$(141,046)
Accumulated net realized gain (accumulated realized loss)	$1,225,171
Paid-in Capital	$(1,084,125)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of October 31, 2014 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$554,212,750	$554,141,695	—	$71,055
Consumer Staples	162,839,899	162,839,899	—	—
Energy	120,708,413	120,708,413	—	—
Financials	155,129,042	155,129,042	—	—
Health Care	576,129,232	576,129,232	—	—
Industrials	258,649,180	258,649,180	—	—
Information Technology	988,933,452	987,487,321	—	1,446,131
Materials	74,981,932	74,981,932	—	—
Telecommunication Services	10,306,127	10,306,127	—	—
Utilities	6,435,000	6,435,000	—	—
TOTAL COMMON STOCKS	$2,908,325,027	$2,906,807,841	—	$1,517,186

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Capital Appreciation Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
MASTER LIMITED PARTNERSHIP
Financials	$38,843,463	$38,843,463	—	—
PREFERRED STOCKS
Consumer Discretionary	2,038,020	—	—	2,038,020
Health Care	4,801,165	—	—	4,801,165
Information Technology	6,756,868	—	—	6,756,868
TOTAL PREFERRED STOCKS	$13,596,053	—	—	$13,596,053
REAL ESTATE INVESTMENT TRUST
Financials	17,977,912	17,977,912	—	—
TOTAL INVESTMENTS IN SECURITIES	$2,978,742,455	$2,963,629,216	—	$15,113,239

Alger Capital Appreciation Focus Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	2,929,240	2,929,240	—	—
Consumer Staples	878,097	878,097	—	—
Energy	770,122	770,122	—	—
Financials	1,706,792	1,706,792	—	—
Health Care	3,626,851	3,626,851	—	—
Industrials	1,758,541	1,758,541	—	—
Information Technology	7,783,465	7,783,465	—	—
Materials	257,107	257,107	—	—
TOTAL COMMON STOCKS	$19,710,215	$19,710,215	—	—
MASTER LIMITED PARTNERSHIP
Energy	485,999	485,999	—	—
Financials	278,309	278,309	—	—
TOTAL MASTER LIMITED PARTNERSHIP	$764,308	$764,308	—	—
REAL ESTATE INVESTMENT TRUST
Financials	156,240	156,240	—	—
TOTAL INVESTMENTS IN SECURITIES	$20,630,763	$20,630,763	—	—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$37,002,414	$36,997,324	—	$5,090
Consumer Staples	2,746,540	2,746,540	—	—
Energy	9,479,953	9,479,953	—	—
Financials	9,385,128	9,385,128	—	—
Health Care	22,550,561	22,550,561	—	—
Industrials	24,056,094	24,056,094	—	—
Information Technology	28,916,392	28,841,215	—	75,177
Materials	6,281,071	6,281,071	—	—
Telecommunication Services	4,203,228	4,203,228	—	—
Utilities	887,952	887,952	—	—
TOTAL COMMON STOCKS	$145,509,333	$145,429,066	—	$80,267
MASTER LIMITED PARTNERSHIP
Financials	1,243,648	1,243,648	—	—
PREFERRED STOCKS
Consumer Discretionary	126,427	—	—	126,427
Health Care	1,396,607	—	1,070,323	326,284
Information Technology	351,240	—	—	351,240
TOTAL PREFERRED STOCKS	$1,874,274	—	$1,070,323	$803,951
PURCHASED OPTIONS
Energy	21,476	21,476	—	—
Financials	13,080	13,080	—	—
TOTAL PURCHASED OPTIONS	$34,556	$34,556	—	—
REAL ESTATE INVESTMENT TRUST
Financials	1,904,912	1,904,912	—	—
TOTAL INVESTMENTS IN SECURITIES	$150,566,723	$148,612,182	$1,070,323	$884,218
OPTIONS WRITTEN
Energy	401,062	205,917	195,145	—
Financials	3,510	3,510	—	—
TOTAL OPTIONS WRITTEN	$404,572	$209,427	$195,145	—

Alger Small Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	102,878,830	102,878,830	—	—
Consumer Staples	27,183,932	27,183,932	—	—
Energy	22,196,460	22,196,460	—	—
Financials	37,228,433	37,228,433	—	—
Health Care	158,658,156	158,658,156	—	—
Industrials	83,211,747	83,211,747	—	—
Information Technology	185,756,160	185,756,160	—	—
Materials	37,899,658	37,899,658	—	—
Utilities	3,197,481	3,197,481	—	—
TOTAL COMMON STOCKS	$658,210,857	$658,210,857	—	—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
PREFERRED STOCKS
Health Care	$3,125,303	—	$1,352,069	$1,773,234
REAL ESTATE INVESTMENT TRUST
Financials	22,767,614	22,767,614	—	—
RIGHTS
Health Care	—	—	—	—
TOTAL INVESTMENTS IN SECURITIES	$684,103,774	$680,978,471	$1,352,069	$1,773,234

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Common Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(74,333)
Purchases, issuances, sales, and settlements
Purchases	1,591,519
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$1,517,186
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$(74,333)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	343,718
Purchases, issuances, sales, and settlements
Purchases	13,252,335
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$13,596,053
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$343,718

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Common Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(3,179)
Purchases, issuances, sales, and settlements
Purchases	83,446
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$80,267
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$(3,179)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	31,497
Purchases, issuances, sales, and settlements
Purchases	772,454
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$803,951
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$31,497

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	437,535
Purchases, issuances, sales, and settlements
Purchases	1,335,699
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$1,773,234
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$437,535

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2014. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

Financial Asset	Fair Value as of October 31, 2014	Valuation Technique	Unobservable Input	Range
Alger Capital Appreciation Institutional Fund
Common Stocks	$71,055	Market Approach	Revenue Multiple EBITDA Multiple	1.8x to 2.8x 11.7x to 32.1x
Common Stocks	$1,446,131	Income Approach	Discount Rate	10%
Preferred Stocks	$2,038,020	Market Approach	Revenue Multiple EBITDA Multiple	1.8x to 2.8x 11.7x to 32.1x
Preferred Stocks	$11,558,033	Income Approach	Discount Rate	10%
Alger Mid Cap Growth Institutional Fund
Common Stocks	$5,090	Market Approach	Revenue Multiple EBITDA Multiple	1.8x to 2.8x 11.7x to 32.1x
Common Stocks	$75,177	Income Approach	Discount Rate	10%
Preferred Stocks	$126,427	Market Approach	Revenue Multiple EBITDA Multiple	1.8x to 2.8x 11.7x to 32.1x
Preferred Stocks	$677,524	Income Approach	Discount Rate	10%
Alger Small Cap Growth Institutional Fund
Preferred Stocks	$1,773,234	Income Approach	Discount Rate	10%

The significant unobservable inputs used in the fair value measurement of the company’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On October 31, 2014 there were no transfers of securities between Level 1 and Level 2.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Capital Appreciation Institutional Fund	$92,518,059	$92,518,059	—	—
Alger Capital Appreciation Focus Fund	1,486,348	1,486,348	—	—
Alger Mid Cap Growth Institutional Fund	801,248	801,248	—	—
Alger Small Cap Growth Institutional Fund	8,978,862	8,978,862	—	—
Total	$103,784,517	$103,784,517	—	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.  During the year ended October 31, 2014, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Fund’s options were exchange traded which utilize a clearing

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

The fair values of derivative instruments as of October 31, 2014 are as follows:

Alger Mid Cap Growth Institutional Fund

	ASSET DERIVATIVES 2014		LIABILITY DERIVATIVES 2014
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$34,556	—	—
Written Put Options	—	—	Written Options Outstanding, at value	$259,162
Written Call Options	—	—	Written Options Outstanding, at value	145,410
Total		$34,556		$404,572

For the year ended October 31, 2014, Alger Mid Cap Growth Institutional Fund had option purchases of $7,409,293 and option sales of $11,805,999. The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014 is as follows:

NET REALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS

Alger Mid Cap Growth Institutional Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(381,017)
Written Options	5,050,424
Total	$4,669,407

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, OPTIONS

Alger Mid Cap Growth Institutional Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(12,981)
Written Options	55,602
Total	$42,621

NOTE 10— Affiliated Securities:

The securities listed below are deemed to be affiliate of the Funds because the Funds or their affiliates owned 5% or more of the company’s voting securities during all or part of the year ended October 31, 2014. Purchase and sale transactions and dividend income earned during the period were as follows:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Security	Shares/Par at October 31, 2013	Purchases/ Conversion	Sales/ Conversion	Shares/Par at October 31, 2014	Dividend Income	Realized Gain (Loss)	Value at October 31, 2014

Alger Capital Appreciation Institutional Fund
Common Stocks
Choicestream, Inc.*	—	124,658	—	124,658	—	—	$71,055
Preferred Stocks
Choicestream, Inc.*	—	3,575,473	—	3,575,473	—	—	2,038,020
Convertible Notes
Choicestream, Inc.*	—	824,232	(824,232)	—	—	—	—

Alger Mid Cap Growth Institutional Fund
Common Stocks
Choicestream, Inc.*	—	8,930	—	8,930	—	—	5,090
Preferred Stocks
Choicestream, Inc.*	—	221,801	—	221,801	—	—	126,427
Tolero Pharmaceuticals, Inc.*	—	354,870	—	354,870	—	—	1,070,323
Convertible Notes
Choicestream, Inc.*	—	59,048	(59,048)	—	—	—	—

Alger Small Cap Growth Institutional Fund
Preferred Stocks
Tolero Pharmaceuticals, Inc.*	—	448,284	—	448,284	—	—	1,352,069

*     Non-income producing security.

NOTE 11 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2014 through the issuance date of the Financial Statements.  No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Alger Capital Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, and the Board of Trustees of The Alger Institutional Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Institutional Funds, comprised of the Alger Capital Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund (the “Funds”) as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting The Alger Institutional Funds as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York
December 23, 2014

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2014 and ending October 31, 2014.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Six Months Ended October 31, 2014(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2014(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,105.50	$6.10	1.16%
	Hypothetical(c)	1,000.00	1,019.41	5.85	1.16
Class R	Actual	1,000.00	1,102.82	8.69	1.64
	Hypothetical(c)	1,000.00	1,016.94	8.34	1.64

Alger Capital Appreciation Focus Fund
Class A	Actual	$1,000.00	$1,110.49	$6.92	1.30%
	Hypothetical(c)	1,000.00	1,018.65	6.61	1.30
Class C	Actual	1,000.00	1,106.52	10.88	2.05
	Hypothetical(c)	1,000.00	1,014.87	10.41	2.05
Class I	Actual	1,000.00	1,111.28	6.12	1.15
	Hypothetical(c)	1,000.00	1,019.41	5.85	1.15
Class Z	Actual	1,000.00	1,112.95	4.74	0.89
	Hypothetical(c)	1,000.00	1,020.72	4.53	0.89

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,075.65	$6.80	1.30%
	Hypothetical(c)	1,000.00	1,018.65	6.61	1.30
Class R	Actual	1,000.00	1,073.50	9.41	1.80
	Hypothetical(c)	1,000.00	1,016.13	9.15	1.80

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,047.66	$6.40	1.24%
	Hypothetical(c)	1,000.00	1,018.95	6.31	1.24
Class R	Actual	1,000.00	1,045.29	8.87	1.72
	Hypothetical(c)	1,000.00	1,016.53	8.74	1.72

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below.  In the table the term “Alger Fund Complex” refers to the Trust, The Alger Funds, The Alger Portfolios, Alger Global Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.  Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (53)	Director of Development, Pennsylvania Ballet 2004-2013; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	25
NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (61)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	25
Roger P. Cheever (69)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	25
Lester L. Colbert Jr. (80)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	25
Stephen E. O’Neil (82)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	25
David Rosenberg (52)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	25
Nathan E. Saint-Amand M.D. (77)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	25

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Hal Liebes (50) President	Executive Vice President, Chief Operating Officer, Chief Legal Officer and Secretary of Alger Management and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Resources.	2005	N/A
Lisa A. Moss (49) Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management June 2006.	2006	N/A
Michael D. Martins (49) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A
Anthony S. Caputo (59) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A
Sergio M. Pavone (53) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A
Patrick J. Murphy (44) Chief Compliance Officer	Senior Vice President of Alger Management since 2014.	2014	N/A
Joshua M. Lindauer (27) Assistant Secretary	Employed by Alger Management since 2014.	2014	N/A

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 18, 2014, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Fred Alger & Company, Incorporated (“Alger Inc.”), from their relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect such economies of scale. These materials included a presentation and analysis of the Funds and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Trust’s Chief Compliance Officer and having no other material relationship with Alger Management or its affiliates.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates (derived in part from periodic meetings with and presentations by investment management and Fund distribution personnel), and the materials provided at the meeting.  They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources and practices of Alger Management in managing each Fund’s portfolio, as well as Alger Management’s overall investment management business.  They noted especially Alger Management’s established expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a fund that holds itself out to investors as growth-oriented.  They also noted that during the year Alger Management had increased the number of experienced investment management personnel providing services to the Funds by almost 30 percent. The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Funds are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through

Alger Inc.  They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided separately under an Administration Agreement and a Shareholder Administrative Services Agreement with Alger Management. The Trustees also considered the control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds.  Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/14), second-quarter of 2014, 1-, 3- and  5-year, and longer periods to the extent available (and its year-by-year returns), together with supplemental performance data through 8/31/14, and compared them with benchmark and peer-group data for the same periods. They noted that the performance of each of the Mid Cap, Capital Appreciation and Capital Appreciation Focus Funds for the year ended 6/30/14 had surpassed the median for its FUSE peer group, as well as the applicable benchmark. The Mid Cap and Capital Appreciation Funds also generally performed well against their peers and benchmarks in the more recent year-to-date and second-quarter of 2014 periods, as did the Capital Appreciation Focus Fund for the most part in the 2014 second quarter, but its returns as stated for the year to date fell short against peers and benchmark. The Small Cap Fund underperformed its peer medians and benchmark for the 2014 second-quarter, year-to-date and one-year periods (except that its I Shares matched the peer median in the 2014 second quarter). Relative performance for the longer 3- and 5-year periods was generally similar to that of the shorter terms for the Small Cap and Capital Appreciation Funds, with the Capital Appreciation Fund showing strong results in both periods against its peers, albeit with shortfalls by its R Shares against the benchmark, and the Small Cap Fund’s longer-term results repeating its shorter-term shortfalls against peers and benchmark. The Mid Cap Fund’s strong short-term results constituted improvements over its longer-term showings. (As The Capital Appreciation Focus Fund modified its investment strategy on 12/31/12, the Board noted that its  long-term results were less relevant to  compare to a benchmark and peer universe.)  Representatives of Alger Management discussed with the Trustees measures that the firm had instituted or was in the process of instituting to improve the performance of the Small Cap Growth Fund, which had consistently underperformed. On the basis of their review and the discussions with Alger Management, the Trustees determined that the performance of the Funds was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees reviewed each Fund’s management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of relevantly similar funds. That information indicated that the advisory fees of three of the Funds were near or below the median for their comparison groups, while the fee of the Capital Appreciation Fund was significantly above the applicable median. That fee, in the top quartile of peer-fund fees, had been somewhat diminished by operation of the Fund’s fee breakpoint. Of the 10 expense ratios for the Funds’ various share classes, three were below or just above their peer medians. Three of the remaining seven were for share classes of small asset size that suffered thereby in comparison with their peers. Only two of the remaining four placed in the top quartile of the applicable reference group; both of these were for Class R Shares, whose comparatively high 12b-1 and service fee charges exceeded those of many funds in their reference groups, with the result that the classes’ expenses were not compared solely with those of true peers. The Trustees noted that although the fee and expense ratios of the Capital Appreciation Fund ranked high against their peers, the shareholders of the Fund had also enjoyed high comparative returns over more than five years for most periods. The Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. The Trustees also considered fees paid to Alger Management by four other types of clients, specifically mutual funds for which Alger Management was sub-adviser, separately managed institutional accounts, “wrap programs,” and collective investment trusts. The Trustees determined that in all four cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2014. After discussing with representatives of the Adviser and FUSE the expense-allocation practices used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded in each case that, to the extent that Alger Management’s and its affiliates’ relationships with the Fund had been profitable, the profit margin was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as (and if) it grows in size. In that connection, they noted that the advisory fee schedules in the Agreement include fee reductions for each Fund at specified Fund asset levels (“breakpoints”); these have the effect of lowering the Fund’s overall management fee as the Fund grows past a breakpoint, thus sharing with the Fund’s shareholders economies of scale achieved by Alger Management in managing the growing Fund.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with the Trust.  They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing commissions by Fund for the twelve months through June 30, 2014, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the Funds under the Administration Agreement and the Shareholder Administrative Services Agreement, and that Alger Inc. provides a considerable portion of the Funds’ equity brokerage and receives shareholder servicing fees from the Funds as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each Fund:

•                  The Board concluded that the nature, extent and quality of the services provided to the Fund by Alger Management are adequate and appropriate.

•                  The Board determined that the Fund’s performance was acceptable.

•                  The Board concluded that the advisory fee paid to Alger Management by the Fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund.  In the case of the Capital Appreciation Focus Fund, the Trustees noted that Alger Management had voluntarily undertaken to cap Fund expenses through expense reimbursements and fee waivers, thus in effect lowering the fees it actually received from the Fund.

•                  The Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Fund and determined that the fee breakpoints in the Agreement provided a means by which Alger Management would share the benefits of such economies with Fund shareholders.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Tax Information

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2014, 19.19% of the Alger Capital Appreciation Institutional Fund and 21.16% of the Alger Small Cap Growth Institutional Fund’s dividends qualified for the dividends received deduction for corporations.  For the year ended October 31, 2014, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  Of the distributions paid during the fiscal year, 22.28% of the Alger Capital Appreciation Institutional Fund and 21.11% of the Alger Small Cap Growth Institutional Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns.  Since the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014.  Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2015.  Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you — for all credit card accounts	No	We don’t share
For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share
For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.  The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President or Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds.  Such information will include, but not be limited to, relative weightings and characteristics of a Fund portfolios versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER INSTITUTIONAL FUNDS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, risks, fees and expenses as well as other pertinent information.

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AIFAR

ITEM 2.  CODE OF ETHICS.

(a)   The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)   Not applicable.

(c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)   Not applicable.

(f)    The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2014	$126,300
October 31, 2013	$121,300

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2014	$20,200
October 31, 2013	$19,600

d) All Other Fees:

October 31, 2014	$9,760
October 31, 2013	$9,370

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2014	$201,965, €67,800
October 31, 2013	$190,902, €69,272, and £26,800

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:	/s/Hal Liebes

Hal Liebes

President

Date:  December 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date:  December 19, 2014

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:  December 19, 2014